Exhibit 99.1

Volume Submitter 401(k) Profit Sharing Plan

ADOPTION AGREEMENT FOR

DIGITAL RETIREMENT SOLUTIONS, INC.

VOLUME SUBMITTER 401(K) PROFIT SHARING PLAN

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in this Employer Information Section.)

1.	EMPLOYER’S NAME, ADDRESS, TELEPHONE NUMBER, TIN AND FISCAL YEAR

	Name:	Spectrum Pharmaceuticals, Inc.

	Address:	11500 S. Eastern #240
Street

		Henderson	Nevada	89052
		City	State	Zip

	Telephone:	702-835-6300

Taxpayer Identification Number (TIN):	93-0979187

Employer’s Fiscal Year ends:	December 31st

2.	TYPE OF ENTITY
	a.	[X]	Corporation (including tax-exempt or non-profit Corporation)
	b.	[ ]	Professional Service Corporation
	c.	[ ]	S Corporation
	d.	[ ]	Limited Liability Company that is taxed as:
			1.	[ ]	a partnership or sole proprietorship
			2.	[ ]	a Corporation
			3.	[ ]	an S Corporation
	e.	[ ]	Sole Proprietorship
	f.	[ ]	Partnership (including limited liability)
	g.	[ ]	Other: (must be a legal entity recognized under federal income tax laws)

3.	AFFILIATED EMPLOYERS/PARTICIPATING EMPLOYERS (Plan Sections 1.7 and 1.61). Is the Employer an Affiliated Employer (i.e., a member of a controlled group or an affiliated service group (within the meaning of Code §414(b), (c), (m) or (o)))?
	a.	[ ]	No
	b.	[X]	Yes, the Employer is a member of (select one or both of 1. - 2. AND select one of 3. - 4. below):
			1.	[X]	A controlled group
			2.	[ ]	An affiliated service group

AND, will any of the Affiliated Employers adopt the Plan as Participating Employers?
			3.	[X]	Yes (Complete a participation agreement for each Participating Employer.)
			4.	[ ]	No (The Plan could fail to satisfy the Code §410(b) coverage rules.)

MULTIPLE EMPLOYER PLAN (Plan Article XIV). Will any Employers who are not Affiliated Employers adopt this Plan as part of a multiple employer plan (MEP) arrangement?
	c.	[X]	No
	d.	[ ]	Yes (Complete a participation agreement for each Participating Employer.)

PLAN INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

4.	PLAN NAME:

Spectrum Pharmaceuticals, Inc. 401(k) Plan

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Volume Submitter 401(k) Profit Sharing Plan

5.	PLAN STATUS
	a.	[ ]	New Plan
	b.	[X]	Amendment and restatement of existing Plan
PPA RESTATEMENT (leave blank if not applicable)
			1. [X]	This is an amendment and restatement to bring a plan into compliance with the Pension Protection Act of 2006 (“PPA”) and other legislative and regulatory changes (i.e., the 6-year pre-approved plan restatement).

6.	EFFECTIVEDATE (Plan Section 1.25) (complete a. if new plan; complete a. AND b. if an amendment and restatement)
Initial Effective Date of Plan

	a.	1/1/1990 (enter month day, year) (hereinafter called the “Effective Date” unless 6.b. is entered below)

Restatement Effective Date. If this is an amendment and restatement, the effective date of the restatement (hereinafter called the “Effective Date”) is:

	b.	1/1/2015 (enter month day, year; may enter a restatement date that is the first day of the current Plan Year. Plan contains appropriate retroactive effective dates with respect to provisions for appropriate laws.)

7.	PLAN YEAR (Plan Section 1.65) means, except as otherwise provided in d. below:
	a.	[X]	the calendar year
	b.	[ ]	the twelve-month period ending on (e.g., June 30th)
	c.	[ ]	other: (e.g., a 52/53 week year ending on the date nearest the last Friday in December).

SHORT PLAN YEAR (Plan Section 1.76). Select below if there is a Short Plan Year (if the effective date of participation is based on a Plan Year, then coordinate with Question 15) (leave blank if not applicable):
	d.	[ ]	beginning on (enter month day, year; e.g., July 1, 2013) and ending on (enter month day, year).

8.	VALUATION DATE (Plan Section 1.86) means:
	a.	[X]	every day that the Trustee (or Insurer), any transfer agent appointed by the Trustee (or Insurer) or the Employer, and any stock exchange used by such agent are open for business (daily valuation)
	b.	[ ]	the last day of each Plan Year
	c.	[ ]	the last day of each Plan Year half (semi-annual)
	d.	[ ]	the last day of each Plan Year quarter
	e.	[ ]	other (specify day or days): (must be at least once each Plan Year)
NOTE: The Plan always permits interim valuations.

9.	PLAN NUMBER assigned by the Employer
	a.	[X]	001
	b.	[ ]	002
	c.	[ ]	Other:

10.	TRUSTEE(S) OR INSURER(S) (Plan Sections 1.44 and 1.84):
	a.	[ ]	Insurer. This Plan is funded exclusively with Contracts and the name of the Insurer(s) is:

(1) (2) (if more than 2, add names to signature page).

	b.	[X]	Individual Trustee(s). Individual Trustee(s) who serve as Trustee(s) over assets not subject to control by a corporate Trustee. (add additional Trustees as necessary)

Name(s)	Title(s)

Rajesh C. Shrotriya, M.D.	CEO

Earl Falls	Vice President of HR

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Volume Submitter 401(k) Profit Sharing Plan

Address and telephone number
1. [X] Use Employer address and telephone number
2. [ ] Use address and telephone number below:

Address:
Street

			City	State	Zip

Telephone:

	c.	[ ]	Corporate Trustee(s) (add additional Trustees as necessary)

Name:

Address:
Street

			City	State	Zip

Telephone:

Directed/Discretionary Trustee. Unless otherwise specified below, if there is a corporate Trustee, it will serve as a Directed (nondiscretionary) Trustee (Plan Section 1.21) and if there is an individual Trustee, he or she will serve as a Discretionary Trustee (Plan Section 1.22) over all Plan assets (select all that apply; leave blank if defaults apply)

	d.	[ ]	Directed Trustee exceptions (leave blank if no exceptions):
Directed Trustee over specified Plan assets (select all that apply; leave blank if none apply)
1. [ ] The corporate Trustee will serve as Directed Trustee over the following assets:
2. [ ] The individual Trustee(s) will serve as Directed Trustee over the following assets:

Individual Trustee will serve as Directed Trustee (may not be selected with d.1. or d.2.)
3. [ ] over all Plan assets
	e.	[ ]	Discretionary Trustee exceptions (leave blank if no exceptions):
Discretionary Trustee over specified Plan assets (select all that apply; leave blank if none apply)
1. [ ] The individual Trustee(s) will serve as Discretionary Trustee over the following assets:
2. [ ] The corporate Trustee will serve as Discretionary Trustee over the following assets:

Corporate Trustee will serve as Discretionary Trustee (may not be selected with e.1. or e.2.)
3. [ ] over all Plan assets

NOTE:

Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) or a separate agreement may be used to appoint a special Trustee for purposes of collecting delinquent contributions. If no such appointment is made, then except as provided in Plan Section 7.3(c), the Trustee will have such responsibility.

Separate trust. Will a separate trust agreement that is approved by the IRS for use with this Plan be used?
	f.	[X]	No
	g.	[ ]	Yes

NOTE:

If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee will be those specified in the trust agreement.

11.	ADMINISTRATOR’S NAME, ADDRESS AND TELEPHONE NUMBER
(If none is named, the Employer will be the Administrator (Plan Section 1.5).)
	a.	[X]	Employer (use Employer address and telephone number)
	b.	[ ]	Other:

Name:

Address:
Street

			City	State	Zip

Telephone:

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Volume Submitter 401(k) Profit Sharing Plan

12.	CONTRIBUTION TYPES
The selections made below must correspond with the selections made under the Contributions and Allocations Section of this Adoption Agreement.
FROZEN PLAN OR CONTRIBUTIONS HAVE BEEN SUSPENDED (Plan Section 4.1(c)) (optional)
	a.	[ ]	This is a frozen Plan (i.e., all contributions cease) (if this is a temporary suspension, select a.2):
			1.	[ ]	All contributions ceased as of, or prior to, the effective date of this amendment and restatement and the prior Plan provisions are not reflected in this Adoption Agreement (may enter effective date at 3. below and/or select contributions at b. - h. (optional), skip questions 13-19 and 23-31)
			2.	[ ]	All contributions ceased or were suspended and the prior Plan provisions are reflected in this Adoption Agreement (must enter effective date at 3. below and select contributions at b. - h.)

Effective date
			3.	[ ]	as of (effective date is optional unless a.2. has been selected above or this is the amendment or restatement to freeze the Plan).

CONTRIBUTIONS
The Plan permits the following contributions (select one or more):
	b.	[X]	Elective Deferrals (Question 25). Also select below if Roth Elective Deferrals are permitted.
			1.	[X]	Roth Elective Deferrals (Plan Section 1.73)

	c.	[X]	401(k) “ADP test safe harbor contributions” (Question 27)
			1.	[X]	401(k) “ADP test safe harbor contributions” (other than QACA “ADP test safe harbor contributions”) (Match, Nonelective)
			2.	[ ]	QACA “ADP test safe harbor contributions”

	d.	[X]	Employer matching contributions (Question 28)

	e.	[X]	Employer profit sharing contributions (includes “prevailing wage contributions”) (Questions 29-30)

	f.	[X]	Rollover contributions (Question 46)

	g.	[ ]	After-tax voluntary Employee contributions (Question 47)

	h.	[ ]	SIMPLE 401(k) contributions (Plan Section 13.1) (may not be selected with 12.c., 12.d., 12.e. or 12.g.)

ELIGIBILITY REQUIREMENTS

13.	ELIGIBLE EMPLOYEES (Plan Section 1.28) means all Employees (including Leased Employees) EXCEPT those Employees who are excluded below or elsewhere in the Plan:
	a.	[ ]	No excluded Employees. There are no additional excluded Employees under the Plan (skip to Question 14).
	b.	[X]	Exclusions - same for all contribution types. The following Employees are not Eligible Employees for all contribution types (select one or more of e. - k. below; also select 1. for each exclusion selected at e. - j.):
	c.	[ ]	Exclusions - different exclusions apply. The following Employees are not Eligible Employees for the designated contribution types (select one or more of d. - k. below; also select 1. OR all that apply of 2. - 4. for each exclusion selected at d. - j.):

NOTE:

Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the exclusions for Elective Deferrals except as provided in Question 27.

Exclusions		All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing
d.	No exclusions	N/A		2. [ ]	3. [ ]	4. [ ]

e.	Union Employees (as defined in Plan Section 1.28)	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]

f.	Nonresident aliens (as defined in Plan Section 1.28)	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]

g.	Highly Compensated Employees (Plan Section 1.41)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

h.	Leased Employees (Plan Section 1.49)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

i.

Part-time/temporary/seasonal Employees. A part-time, temporary or seasonal Employee is an Employee whose regularly scheduled service is less than              Hours of Service in the relevant eligibility computation period (as defined in Plan Section 1.88). However, if any such excluded Employee actually completes a Year of Service, then such Employee will no longer be part of this excluded class.

		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
j.	Other:	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
Note however, Employees part of the Allos Therapeutics acquisition under code section

© 2014 Digital Retirement Solutions, Inc. or its suppliers

Volume Submitter 401(k) Profit Sharing Plan

410b6c are eligible to participate in the Plan effective 9/5/2012.

(must be definitely determinable, may not be based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, if using the average benefits test to satisfy Code §410(b) coverage testing, must be a reasonable classification)

	k.	[ ] Other: (must (1) specify contributions to which exclusions apply, (2) be definitely determinable and not based on age or length of service (except in a manner consistent with i. above) or level of Compensation, and, (3) if using the average benefits test to satisfy Code §410(b) coverage testing, be a reasonable classification).

14.	CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
	a.	[ ]	No age or service required. No age or service required for all contribution types (skip to Question 15).
	b.	[X]	Eligibility - same for all contribution types. An Eligible Employee will be eligible to participate in the Plan for all contribution types upon satisfaction of the following (select one or more of e. - n. below; also select 1. (All Contributions) for each condition selected at e. - m.):
	c.	[ ]	Eligibility - different conditions apply. An Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following either for all contribution types or to the designated contribution type (select one or more of d. - n. below; also select 1. OR all that apply of 2. - 4. for each condition selected at d. - m.):

NOTE:

Unless otherwise specified in this Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 46); Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the conditions for Elective Deferrals except as provided in Question 27.

Eligibility Conditions		All Contributions		Elective Deferrals/SH	Matching	Nonelective Profit Sharing

d.	No age or service required	N/A		2. [ ]	3. [ ]	4. [ ]

e.	Age 20 1/2	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

f.	Age 21	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

g.	Age (may not exceed 21)	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
h.	3 (not to exceed 12) months of service	1. [X]	OR	2. [ ]	3. [ ]	4. [ ]
(elapsed time)
i.	1 Year of Service	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
j.	2 Years of Service	N/A	OR	N/A	3. [ ]	4. [ ]

k.	(not to exceed 12) consecutive month period from the Eligible Employee’s employment commencement date and during which at least (not to exceed 1,000) Hours of Service are completed. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the 1 Year of Service requirement in i. above.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

l.	(not to exceed 12) consecutive months of employment from the Eligible Employee’s employment commencement date. If an Employee does not complete the stated number of months, the Employee is subject to the 1 Year of Service requirement in i. above.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

m.	Other:	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

(e.g., date on which 1,000 Hours of Service is completed within the computation period) (must satisfy the Notes below)

n.	[ ]	Other: (e.g., date on which 1,000 Hours of Service is completed within the computation period) (must specify contributions to which conditions apply and satisfy the Notes below)

NOTE:		If m. or n. is selected, the condition must be an age or service requirement that is definitely determinable and may not exceed age 21 and for Elective Deferrals, 1 Year of Service; for Employer matching and/or Nonelective profit sharing contributions, may not exceed 2 Years of Service. If more than 1 Year of Service is required for Employer matching and/or Nonelective profit sharing contributions, 100% immediate vesting is required.

© 2014 Digital Retirement Solutions, Inc. or its suppliers

Volume Submitter 401(k) Profit Sharing Plan

	NOTE:		If the service requirement is or includes a fractional year, then, except in a manner consistent with k., an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, then an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless selected in k. above. In both cases, the Plan must use the elapsed time method to determine service, except that the Hours of Service method will be used for the 1 Year of Service override (e.g., options k. and l.). In such case, select the Hours of Service method at Question 17.

	NOTE:		Year of Service means Period of Service if elapsed time method is chosen.

Waiver of conditions. The service and/or age requirements specified above will be waived in accordance with the following (leave blank if there are no waivers of conditions):

					All		Elective		Nonelective
	Requirements waived				Contributions		Deferrals/SH	Matching	Profit Sharing

	o.	[ ]	If employed on the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
			a.	[ ]	service requirement (may let part-time Eligible Employees into the Plan)
			b.	[ ]	age requirement
			c.	[ ]	waiver is for: (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

	p.	[ ]	If employed on the following requirements, and the entry date requirement, will be waived. The waiver applies to any Eligible Employee unless c. selected below. Such Employees will enter the Plan as of such date (select a. and/or b. AND c. if applicable; also select 1. OR all that apply of 2. - 4.):		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
			a.	[ ]	service requirement (may let part-time Eligible Employees into the Plan)
			b.	[ ]	age requirement
			c.	[ ]	waiver is for: (e.g., Employees of a specific division or Employees covered by a Code §410(b)(6)(C) acquisition)

Amendment or restatement to change eligibility requirements
	q.	[ ]	This amendment or restatement (or a prior amendment and restatement) modified the eligibility requirements and the prior eligibility conditions continue to apply to the Eligible Employees specified below. If this option is NOT selected, then all Eligible Employees must satisfy the eligibility conditions set forth above.
			1.	[ ]	The eligibility conditions above only apply to Eligible Employees who were not Participants as of the effective date of the modification.
			2.	[ ]	The eligibility conditions above only apply to individuals who were hired on or after the effective date of the modification.

15.	EFFECTIVE DATE OF PARTICIPATION (ENTRY DATE) (Plan Section 3.2)
	a.	[X]	Entry date same for all contribution types. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for all contribution types as of the entry date selected below (select one of c. - g., j. or k. below; also select 1. (All Contributions) for entry date selected at c. - g. or j.):
	b.	[ ]	Entry date - different dates apply. An Eligible Employee who has satisfied the eligibility requirements will become a Participant in the Plan for the designated contribution type as of the entry dates selected below (select one or more of c. - k. below; also select all that apply of 2. - 4. for each entry date selected at c. - j.)

	NOTE:		Option g. below can only be selected when eligibility for Elective Deferral purposes is six months of service or less and age is 20 1/2 or less. Options g.3. and g.4. may be selected when eligibility is 1 1/2 Years of Service or less and age is 20 1/2 or less and the Plan provides for 100% vesting.

	NOTE:		Unless otherwise specified in this Section or any other Section, Elective Deferrals include Roth Elective Deferrals, after-tax voluntary Employee contributions, and rollover contributions (unless otherwise selected at Question 46); Matching includes QMACs; and Nonelective Profit Sharing includes QNECs. “ADP test safe harbor contributions” (SH) (including those made pursuant to a QACA) and SIMPLE 401(k) contributions are subject to the provisions for Elective Deferrals except as provided in Question 27.

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Volume Submitter 401(k) Profit Sharing Plan

				All		Elective		Nonelective
	Entry Date			Contributions		Deferrals/SH	Matching	Profit Sharing

	c.	Date requirements met		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

	d.	First day of the month coinciding with or next following date requirements met		1. [X]	OR	2. [ ]	3. [ ]	4. [ ]

	e.	First day of the Plan Year quarter coinciding with or next following date requirements met		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

	f.	First day of Plan Year or first day of 7th month of Plan Year coinciding with or next following date requirements met		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

	g.	First day of Plan Year coinciding with or next		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]
following date requirements met

	h.	First day of Plan Year in which requirements met		N/A		N/A	3. [ ]	4. [ ]

	i.	First day of Plan Year nearest date requirements met		N/A		N/A	3. [ ]	4. [ ]

	j.	Other:		1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]

(must be definitely determinable and satisfy Note below)

	k.	[ ]	Other: (must specify contributions to which the conditions apply and must be definitely determinable and satisfy Note below)

	NOTE:		If j. or k. above is selected, then it must be completed in a manner that ensures an Eligible Employee who has satisfied the maximum age (21) and service requirements (1 Year (or Period) of Service (or more than 1 year if full and immediate vesting)) and who is otherwise entitled to participate, will become a Participant not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

16.	RECOGNITION OF SERVICE WITH OTHER EMPLOYERS (Plan Sections 1.62 and 1.88)
	a.	[ ]	No service with other employers is recognized except as otherwise required by law (e.g., the Plan already provides for the recognition of service with Employers who have adopted this Plan as well as service with Affiliated Employers and predecessor Employers who maintained this Plan; skip to Question 17).
	b.	[X]	Prior service with the designated employers is recognized as follows (answer c. and select one or more of c.1. - 3.; select d. - g. as applicable) (if more than 3 employers, attach an addendum to the Adoption Agreement or complete option l. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):

Contribution
	Other Employer					Eligibility	Vesting	Allocation

	c.	[X]	Employer name:			1. [X]	2. [X]	3. [X]
NeoTherapeutics, Inc.

	d.	[X]	Employer name:			1. [X]	2. [X]	3. [X]
Allos Therapeutics

	e.	[ ]	Employer name:			1. [ ]	2. [ ]	3. [ ]

	f.	[ ]	Any entity the Employer acquires whether by asset or stock purchase, but only with respect to individuals who are employees of the acquired entity at the time of the acquisition			1. [ ]	2. [ ]	3. [ ]

Limitations
	g.	[ ]	The following provisions or limitations apply with respect to the recognition of prior service: (e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)			1. [ ]	2. [ ]	3. [ ]

	NOTE:		If the other Employer(s) maintained this qualified Plan, then Years (and/or Periods) of Service with such Employer(s) must be recognized pursuant to Plan Sections 1.62 and 1.88 regardless of any selections above.

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Volume Submitter 401(k) Profit Sharing Plan

17.	SERVICE CREDITING METHOD (Plan Sections 1.62 and 1.88)

	NOTE:		The provisions set forth in the definition of Year of Service in Plan Section 1.88 will apply, including the following defaults, except as otherwise elected below:
			1.	A Year of Service means completion of at least 1,000 Hours of Service during the applicable computation period.
			2.	Hours of Service (Plan Section 1.43) will be based on actual Hours of Service.
			3.	For eligibility purposes, the computation period will be as defined in Plan Section 1.88 (i.e., shift to the Plan Year if the eligibility condition is one (1) Year of Service or less).
			4.	For vesting and allocation purposes, the computation period will be the Plan Year.
			5.	The one-year hold-out rule after a 1-Year Break in Service will not be used.

	a.	[X]	Elapsed time method. (Period of Service applies instead of Year of Service) Instead of Hours of Service, elapsed time will be used for:
			1.	[ ]	all purposes (skip to Question 18)
			2.	[X]	the following purposes (select one or more):
					a.	[X]	eligibility to participate
					b.	[ ]	vesting
					c.	[ ]	sharing in allocations or contributions

	b.	[ ]	Alternative definitions for the Hours of Service method. Instead of the defaults, the following alternatives will apply for the Hours of Service method (select one or more):
			1.	[ ]	Eligibility computation period. Instead of shifting to the Plan Year, the eligibility computation period after the initial eligibility computation period will be based on each anniversary of the date the Employee first completes an Hour of Service
			2.	[ ]	Vesting computation period. Instead of the Plan Year, the vesting computation period will be the date an Employee first performs an Hour of Service and each anniversary thereof.
			3.	[ ]	Equivalency method. Instead of using actual Hours of Service, an equivalency method will be used to determine Hours of Service for:
					a.	[ ]	all purposes
					b.	[ ]	the following purposes (select one or more):
							1.	[ ]	eligibility to participate
							2.	[ ]	vesting
							3.	[ ]	sharing in allocations or contributions

Such method will apply to:
					c.	[ ]	all Employees
					d.	[ ]	Employees for whom records of actual Hours of Service are not maintained or available (e.g., salaried Employees)
					e.	[ ]	other: (e.g., per-diem Employees only)

Hours of Service will be determined on the basis of:
					f.	[ ]	days worked (10 hours per day)
					g.	[ ]	weeks worked (45 hours per week)
					h.	[ ]	semi-monthly payroll periods worked (95 hours per semi-monthly pay period)
					i.	[ ]	months worked (190 hours per month)
					j.	[ ]	bi-weekly payroll periods worked (90 hours per bi-weekly pay period)
					k.	[ ]	other: (e.g., option f. is used for per-diem Employees and option g. is used for on-call Employees)

			4.	[ ]	Number of Hours of Service required. Instead of 1,000 Hours of Service, Year of Service means the applicable computation period during which an Employee has completed at least (not to exceed 1,000) Hours of Service for:
					a.	[ ]	all purposes
					b.	[ ]	the following purposes (select one or more):
							1.	[ ]	eligibility to participate
							2.	[ ]	vesting
							3.	[ ]	sharing in allocations or contributions

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Volume Submitter 401(k) Profit Sharing Plan

VESTING

18.	VESTING OF PARTICIPANT’S INTEREST (Plan Section 6.4(b))
	a.	[ ]	N/A (no Employer Nonelective profit sharing contributions (other than “prevailing wage contributions”), matching contributions or QACA “ADP test safe harbor contributions”; skip to Question 20)
	b.	[X]

The vesting provisions selected below apply to all Participants unless otherwise selected below. In addition, option m. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections) can be used to specify any exceptions to the provisions below.

Vesting waiver. Employees who were employed on the date(s) indicated below and were Participants as of such date are 100% Vested. For Participants who enter the Plan after such date, the vesting provisions selected below apply (leave blank if no waiver applies):

			1.	[ ]	For all contributions. The vesting waiver applies to all contributions if employed on (enter date)
			2.	[ ]	For designated contributions. The vesting waiver applies to (select one or more):
					a.	[ ]	Employer Nonelective profit sharing contributions if employed on
					b.	[ ]	Employer matching contributions if employed on
					c.	[ ]	QACA “ADP test safe harbor contributions” if employed on

Vesting for Employer Nonelective profit sharing contributions
	c.	[ ]	N/A (no Employer Nonelective profit sharing contributions (other than “prevailing wage contributions”); skip to f.)
	d.	[ ]	100% vesting. Participants are 100% Vested in Employer Nonelective profit sharing contributions upon entering Plan (required if eligibility requirement is greater than one (1) Year (or Period) of Service).
	e.	[X]	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer Nonelective profit sharing contributions:
			1.	[X]	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%
			2.	[ ]	4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%
			3.	[ ]	5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%
			4.	[ ]	3 Year Cliff: 0-2 years-0%; 3 years-100%
			5.	[ ]	Other - Must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

					Years (or Periods) of Service		Percentage
%
%
%
%
%
%

Vesting for Employer matching contributions
	f.	[ ]	N/A (no Employer matching contributions; skip to j.)
	g.	[X]	The schedule above will also apply to Employer matching contributions.
	h.	[ ]	100% vesting. Participants are 100% Vested in Employer matching contributions upon entering Plan. (required if eligibility requirement is greater than 1 Year (or Period) of Service)
	i.	[ ]	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to Employer matching contributions:
			1.	[ ]	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%
			2.	[ ]	4 Year Graded: 1 year-25%; 2 years-50%; 3 years-75%; 4 years-100%
			3.	[ ]	5 Year Graded: 1 year-20%; 2 years-40%; 3 years-60%; 4 years-80%; 5 years-100%
			4.	[ ]	3 Year Cliff: 0-2 years-0%; 3 years-100%
			5.	[ ]	Other - must be at least as liberal as either 1. or 4. above in each year without switching between the two schedules:

					Years (or Periods) of Service		Percentage
%
%
%
%
%
%

Vesting for QACA safe harbor contributions
	j.	[X]	N/A (no QACA “ADP test safe harbor contributions”; skip to Question 19)
	k.	[ ]	100% vesting. Participants are 100% Vested in QACA “ADP test safe harbor contributions” upon entering Plan (skip to Question 19).
	l.	[ ]	The following vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), applies to the Participant’s Qualified Automatic Contribution Safe Harbor Account:
			1.	[ ]	100% after two years: 0-1 year-0%; 2 years-100%
			2.	[ ]	Other - Must be at least as liberal as 1. above in each year:

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Volume Submitter 401(k) Profit Sharing Plan

					Years (or Periods) of Service		Percentage
Less than 1%
1%
					2		100%

19.	VESTING OPTIONS
Excluded vesting service. The following Years of Service will be disregarded for vesting purposes (select all that apply; leave blank if none apply):
	a.	[ ]	Service prior to the initial Effective Date of the Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))
	b.	[ ]	Service prior to the computation period in which an Employee has attained age 18

Vesting for death, Total And Permanent Disability and Early Retirement Date. Regardless of the vesting schedule, a Participant will become fully Vested upon (select all that apply; leave blank if none apply):
	c.	[X]	Death
	d.	[X]	Total and Permanent Disability
	e.	[ ]	Early Retirement Date

	NOTE:		Unless otherwise elected at option v. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections), the options above apply to QACA “ADP test safe harbor contributions,” if any, as well as to Employer Nonelective profit sharing contributions and matching contributions.

RETIREMENT AGES

20.	NORMAL RETIREMENT AGE (“NRA”) (Plan Section 1.55) means:
	a.	[ ]	Specific age. The date a Participant attains age (see Note below).
	b.	[X]	Age/participation. The later of the date a Participant attains age 65 (see Note below) or the 5th (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

	NOTE:		A Participant’s age specified above may not exceed 65 and, if this Plan includes transferred pension assets, may not be less than age 62 unless the Employer has evidence that the representative typical retirement age for the adopting Employer’s industry is a lower age, but may be no less than age 55.

21.	NORMAL RETIREMENT DATE (Plan Section 1.56) means, with respect to any Participant, the:
	a.	[X]	date on which the Participant attains “NRA”
	b.	[ ]	first day of the month coinciding with or next following the Participant’s “NRA”
	c.	[ ]	first day of the month nearest the Participant’s “NRA”
	d.	[ ]	Anniversary Date coinciding with or next following the Participant’s “NRA”
	e.	[ ]	Anniversary Date nearest the Participant’s “NRA”
	f.	[ ]	Other: (e.g., first day of the month following the Participant’s “NRA”).

22.	EARLY RETIREMENT DATE (Plan Section 1.23)
	a.	[X]	N/A (no early retirement provision provided)
	b.	[ ]	Early Retirement Date means the:
			1.	[ ]	date on which a Participant satisfies the early retirement requirements
			2.	[ ]	first day of the month coinciding with or next following the date on which a Participant satisfies the early retirement requirements
			3.	[ ]	Anniversary Date coinciding with or next following the date on which a Participant satisfies the early retirement requirements

Early retirement requirements
			4.	[ ]	Participant attains age AND, completes.... (leave blank if not applicable)
					a.	[ ]	at least Years (or Periods) of Service for vesting purposes
					b.	[ ]	at least Years (or Periods) of Service for eligibility purposes

COMPENSATION

23.	COMPENSATION with respect to any Participant is defined as follows (Plan Sections 1.18 and 1.40). Base definition
	a.	[ ]	Wages, tips and other compensation on Form W-2
	b.	[X]	Code §3401(a) wages (wages for withholding purposes)
	c.	[ ]	415 safe harbor compensation

	NOTE:		Plan Sections 1.18(d) and 1.40 provide that the base definition of Compensation includes deferrals that are not included in income due to Code §§401(k), 125, 132(f)(4), 403(b), 402(h)(1)(B)(SEP), 414(h)(2), & 457.

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Volume Submitter 401(k) Profit Sharing Plan

Determination period. Compensation will be based on the following “determination period” (this will also be the Limitation Year unless otherwise elected at option i. under Section B of Appendix A to the Adoption Agreement (Special Effective Dates and Other Permitted Elections)):
d.	[X] the Plan Year
e.	[ ]	the Fiscal Year coinciding with or ending within the Plan Year
f.	[ ]	the calendar year coinciding with or ending within the Plan Year

Adjustments to Compensation (for Plan Section 1.18). Compensation will be adjusted by:
g.	[X]	No adjustments. No adjustments to Compensation for all contribution types (skip to v. below).
h.	[ ]	Adjustments - same for all contribution types. The following Compensation adjustments apply to all contribution types (select one or more of l. - u. below; also select 1. (All Contributions) for each adjustment selected at l. - t.):
i.	[ ]	Adjustments - different adjustments apply. The following Compensation adjustments for the designated contribution type (select one or more of j. - u. below; also select 1. OR all that apply of 2. - 5. for each adjustment selected at j. - t.):

NOTE:	Elective Deferrals include Roth Elective Deferrals, Matching includes QMACs and matching “ADP test safe harbor contributions” (including those made pursuant to a QACA), and Nonelective Profit Sharing includes QNECs unless specified otherwise. ADP Safe Harbor Nonelective includes nonelective “ADP test safe harbor contributions” (including those made pursuant to a QACA).

						Nonelective	ADP
		All		Elective		Profit	Safe Harbor
Adjustments		Contributions		Deferrals	Matching	Sharing	Nonelective

j.	no Adjustments	N/A		2. [ ]	3. [ ]	4. [ ]	5. [ ]

k.	excluding salary reductions (401(k), 125, 132(f)(4), 403(b), SEP, 414(h)(2) pickup, & 457)	N/A		N/A	N/A	4. [ ]	5. [ ]

l.	excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in k. above) and welfare benefits.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

m.	excluding Compensation paid during the “determination period” while not a Participant in the component of the Plan for which the definition applies.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

n.	excluding Compensation paid during the “determination period” while not a Participant in any component of the Plan for which the definition applies.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

o.	excluding Military Differential Pay	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

p.	excluding overtime	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

q.	excluding bonuses	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

r.	excluding commissions	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

s.	excluding Compensation paid by an Affiliated Employer that has not adopted this Plan.	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

t.	other:	1. [ ]	OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

(e.g., describe Compensation from the elections available above or a combination thereof as to a Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay))

u.	other: (e.g., describe Compensation from the elections available above or a combination thereof as to a contribution source and Participant group (e.g., no exclusions as to Division A Employees and exclude bonuses as to Division B Employees); and/or describe another exclusion (e.g., exclude shift differential pay)).

NOTE:	If p., q., r., s., t. or u. is selected, the definition of Compensation could violate the nondiscrimination rules. In addition, p., q., r., s., t. or u. are not recommended if the Plan is using the ADP/ACP safe harbor provisions.

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Volume Submitter 401(k) Profit Sharing Plan

Military Differential Pay special effective date (leave blank if not applicable)
	v.	[ ]

If this is a PPA restatement and the provisions above regarding Military Differential Pay (included unless o. is selected) have a later effective date than Plan Years beginning after December 31, 2008, then enter the date such provisions were first effective:                                      (may not be earlier than January 1, 2009; for Plan Years beginning prior to January 1, 2009, Military Differential Pay is treated in accordance with the post-severance compensation provisions in the following Question).

24.	POST-SEVERANCE COMPENSATION (415 REGULATIONS)
The following optional provision of the 415 Regulations will apply to Limitation Years beginning on or after July 1, 2007 unless otherwise elected below:

415 Compensation (post-severance compensation adjustments) (select all that apply at a. - b.; leave blank if none apply)
NOTE:

Unless otherwise elected under a. below, the following defaults apply: 415 Compensation will include (to the extent provided in Plan Section 1.40), post-severance regular pay, leave cash-outs and payments from nonqualified unfunded deferred compensation plans.

	a.	[X]	The defaults listed above apply except for the following (select one or more):
			1.	[ ]	Leave cash-outs will be excluded
			2.	[ ]	Nonqualified unfunded deferred compensation will be excluded
			3.	[X]	Military Differential Pay will be included (Plan automatically includes for Limitation Years beginning after December 31, 2008)
			4.	[X]	Disability continuation payments will be included for:
					a.	[X]	Nonhighly Compensated Employees only
					b.	[ ]	all Participants and the salary continuation will continue for the following fixed or determinable period:
	b.	[ ]	The last paycheck (“administrative delay”) rule will be applied (amounts paid in the first few weeks of a Limitation Year due to administrative delay relate back to the prior Limitation Year).

Plan Compensation (post-severance compensation adjustments)
	c.	[ ]

Defaults apply. For all contribution types, Compensation will include (to the extent provided in Plan Section 1.18 and to the extent such amounts would be included in Compensation if paid prior to severance of employment) post-severance regular pay, leave cash-outs, and payments from nonqualified unfunded deferred compensation plans (skip to n. below).

	d.	[ ]	Exclude all post-severance compensation. Exclude all post-severance compensation for all contribution types (skip to n. below).
	e.	[X]

Post-severance adjustments - same for all contribution types. The defaults listed at c. apply except for the following for all contribution types (select one or more of i. - m. below; also select 1. (All Contributions) for each adjustment selected):

	f.	[ ]

Post-severance adjustments - different adjustments apply. The defaults listed at c. apply except for the following for the designated contribution type (select one or more of g. - m. below; also select 1. OR all that apply of 2. - 5. for each adjustment selected):

	Adjustments						All Contributions	Elective Deferrals	Matching	Nonelective Profit Sharing	ADP Safe Harbor Nonelective

	g.	Defaults apply					N/A	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	h.	Exclude all post-severance compensation (may violate the nondiscrimination requirements)					N/A	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	i.	Regular pay will be excluded (may violate the nondiscrimination requirements)					1. [ ] OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	j.	Leave cash-outs will be excluded					1. [ ] OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	k.	Nonqualified unfunded deferred compensation will be excluded					1. [ ] OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	l.	Military Differential Pay will be included					1. [X] OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]

	m.	Disability continuation payments will be included for:					1. [X] OR	2. [ ]	3. [ ]	4. [ ]	5. [ ]
		a.	[X]	Nonhighly Compensated Employees only
		b.	[ ]	all Participants and the salary continuation will continue for the following fixed or determinable period:

NOTE:

The above treatment of Military Differential Pay only applies to Plan Years beginning prior to January 1, 2009. For Plan Years beginning after such date, Military Differential Pay is not considered post-severance compensation and the provisions of Question 23 apply.

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Volume Submitter 401(k) Profit Sharing Plan

Post-severance compensation special effective date (leave blank if not applicable)
		n.	[ ]

If this is a PPA restatement and the post-severance compensation adjustments above for 415 Compensation or Plan Compensation applied other than the first day of the Plan Year beginning on or after July 1, 2007, then enter the date such provisions were first effective:

CONTRIBUTIONS AND ALLOCATIONS

25.		SALARY DEFERRAL ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2) (skip if Elective Deferrals NOT selected at Question 12.b.) (Roth Elective Deferrals are permitted if selected at Question 12.b.1)

	A.	Elective Deferral limit. Each Participant may elect to have Compensation deferred by:
		a.	[X]	up to 75%
		b.	[ ]	from % (may not be less than 1%) to %
		c.	[ ]	up to the maximum amount allowed by law (i.e., Code §§402(g) and 415)

	B.	Additional Elective Deferral limits. Regardless of the above limits (if any), the following apply (select all that apply; leave blank if none apply):
		d.	[X]	If a. or b. above is selected, a Participant may make a separate election to defer up to 75 % of any irregular pay (e.g., bonus) regardless of the limitation in a. or b. above
		e.	[ ]

For Participants who are HCEs determined as of the beginning of a Plan Year, then instead of 25.A. applying, the Elective Deferral limit is (must be equal to or lower than limit selected in 25.A.; may not be selected if HCEs are excluded at 13.g.1 or 13.g.2):

				1.	[ ]	% of Compensation
				2.	[ ]

the percentage equal to the Elective Deferral limit in effect under Code §402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code §401(a)(17)

				3.	[ ]	other: (e.g., must be a specific limit that only applies to some or all HCEs)

	C.	Catch-Up Contributions (Plan Section 1.15). May eligible Participants make Catch-Up Contributions?
		f.	[ ]	No (skip to D. below)
		g.	[X]	Yes, and the following provisions apply:
Matching Catch-Up Contributions. Will Catch-Up Contributions be taken into account in applying any matching contribution under the Plan?
				1.	[X]	Yes
				2.	[ ]	No (may not be selected if this Plan provides for matching “ADP test safe harbor contributions” or “ACP test safe harbor matching contributions”)
Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date)
				3.	[X]	The effective date of the Catch-Up Contribution provisions is 1/1/2002 (enter special effective date)

Applying limits. If the amount of Elective Deferrals that may be made to the Plan is limited in A. and/or B. above, are Catch-Up Contributions aggregated with other Elective Deferrals in applying such limits?

				4.	[ ]	No or N/A (there are no limits or Catch-Up Contributions may be made in addition to any imposed limits)
				5.	[X]	Yes (if selected, the limits in A. and/or B. must not be less than 75% of Compensation)

	D.	Elective Deferral special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date)
		h.	[ ]

The effective date of the Elective Deferral component of the Plan is                (enter month day, year; may not be earlier than the date on which the Employer first adopts the Elective Deferral component of the Plan).

26.		AUTOMATIC CONTRIBUTION ARRANGEMENT (Plan Section 12.2 and 12.9) (skip if Elective Deferrals are NOT selected at Question 12.b.)

	A.	Automatic Deferral provisions. Will the Plan include Automatic Deferral provisions?
		a.	[X]	No (skip to Question 27)
		b.	[ ]	Yes, this Plan includes (select one):
				1.	[ ]	A traditional Automatic Contribution Arrangement (not an Eligible Automatic Contribution Arrangement (EACA) or a Qualified Automatic Contribution Arrangement (QACA))
				2.	[ ]	An Eligible Automatic Contribution Arrangement (EACA) but not a Qualified Automatic Contribution Arrangement (QACA)
				3.	[ ]

A Qualified Automatic Contribution Arrangement (QACA) (a QACA, by definition, satisfies the requirements of an Eligible Automatic Contribution Arrangement (EACA)) (must be selected if QACA safe harbor contributions is selected at 12.c.2.)

	B.	Participants subject to the Automatic Deferral provisions. The Automatic Deferral provisions apply to Employees who become Participants on or after the effective date of the Automatic Deferral provisions, except as otherwise provided herein.

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Volume Submitter 401(k) Profit Sharing Plan

Application to existing Participants. For Employees who became Participants prior to the effective date of the Automatic Deferral provisions (if an EACA and not a QACA, see the Note below; skip if new Plan):
	c.	[ ]	Provisions do not apply to existing Participants (may not be selected with QACA)
	d.	[ ]	Provisions apply to existing Participants in accordance with the following (select one):
			1.	[ ]	All Participants. All Participants, regardless of any prior Salary Deferral Agreement.
			2.	[ ]

Affirmative Election of at least Automatic Deferral amount. All Participants, except those who have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions that is at least equal to the Automatic Deferral amount and except as otherwise provided below with respect to the escalation of deferral provisions.

			3.	[ ]

No existing Affirmative Election. All Participants, except those who have an Affirmative Election in effect on the effective date of the Automatic Deferral provisions and except as otherwise provided below with respect to the escalation of deferral provisions.

			4.	[ ]

Escalation only. Escalation provisions in Part D. below apply to all Participants, including those who become Participants on or after the effective date of the escalation provisions, who have Affirmative Elections. No other Automatic Deferral provisions apply. If selected, complete 26.f. under Part C. below with the percentage at which escalation applies and complete 26.j. under Part D. (may not be selected with QACA)

	e.	[ ]	Other (may not be used if a QACA): (must be definitely determinable in accordance with Regulation §1.401-1(b)(1)(ii)).

	NOTE:		Option E.k.3. may be used to exclude other Participants from the Automatic Deferral provisions.
NOTE:

If an EACA and not a QACA and c. is selected (i.e., EACA does not apply to existing Participants), then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply. In addition, effective for Plan Years beginning on or after January 1, 2010, the six-month period for relief from the excise tax will only apply if all HCEs and NHCEs are covered Employees under the EACA for the entire Plan Year (or for the portion of the Plan Year that such Employees are Eligible Employees under the Plan within the meaning of Code §410(b)).

C.	Automatic Deferral amount. Unless a Participant makes an Affirmative Election, the Employer will withhold the following Automatic Deferral amount (only select one):
	f.	[ ]	% of Compensation for each payroll period (if a QACA, must not be more than 10% and may not be less than 3% if escalation provisions used in j. below or 6% if no escalation provisions are selected)
	g.	[ ]	$ for each payroll period (may not be selected if a QACA or EACA)
	h.	[ ]

QACA statutory minimum schedule (may select even if Plan is not a QACA). Unless a modified QACA statutory schedule is selected below, the Employer will withhold from a Participant’s Compensation each payroll period the percentage of Compensation set forth in the following, which is based on the Plan Year of application to a Participant: 1-2 years-3%; 3 years-4%; 4 years-5%; 5 or more-6%. (if selected, skip D.)

			1.	[ ]	The following modified QACA statutory schedule will apply:
					Plan Year of application to a Participant		Automatic Deferral Percentage
						1 - 2	% (not less than 3)
						3	% (not less than 4)
						4	% (not less than 5)
						5	% (not less than 6 and not more than 10)
						6 and thereafter	% (not less than 6 and not more than 10)

NOTE:

If Plan only applies escalation provisions to Participants with Affirmative Elections then select f. above and enter the percentage at which escalation applies (e.g., if escalation only applies to Participants who have an Affirmative Election of 3% or greater, then enter 3%).

D.	Escalation of Automatic Deferral amount (may not be selected with 26.h.)
	i.	[ ]	No escalation
	j.	[ ]	Scheduled increases. The initial Automatic Deferral amount will increase as selected below (may not be selected with h. above):
			1.	[ ]	by % of Compensation up to a maximum of % of Compensation (may not be selected if a QACA)
			2.	[ ]	by $ up to a maximum of $ (may not be selected if a QACA or EACA)
			3.	[ ]

other:                            (in order to satisfy the QACA requirements (if applicable), an alternative Automatic Deferral amount schedule (i) must be uniform based on the number of years, or portions of years, since the beginning of the initial period for a Participant, (ii) must satisfy the minimum percentage requirement in h. above throughout the Plan Year, and (iii) must not exceed 10% of Compensation)

Timing of escalation
			4.	[ ]	N/A (entry at j.3. includes timing provision)
			5.	[ ]	The escalation provision above will apply as of:
					a.	[ ] each anniversary of the Participant’s date of hire
					b.	[ ] each anniversary of the Participant’s Entry Date
					c.	[ ] the first day of each Plan Year
					d.	[ ] the first day of each calendar year

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Volume Submitter 401(k) Profit Sharing Plan

						e.	[ ]	other: (must be a specified date that occurs at least annually after the Plan Year in which the Participant is first subject to the Automatic Contribution Arrangement).

First period of application. Unless selected below, the escalation provision above will apply as of the second period specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.

						f.	[ ]

The escalation provision will apply as of the first period after the Participant first has contributions made pursuant to a default election (or the date of Affirmative Election if 6. or 7. below is selected).

Application to Participants with Affirmative Elections
Unless selected below, the escalation provisions will not apply to Participants with an Affirmative Election.
				6.	[ ]	The escalation provisions apply to Participants with an Affirmative Election of at least % of Compensation.
				7.	[ ]

The escalation provisions apply to Participants with an Affirmative Election in accordance with the following rules:                                                                               (must be definitely determinable in accordance with Regulation §1.401-1(b)(1)(ii) and if an EACA, must be uniform).

	E.	Other Automatic Deferral elections (leave blank if none apply)
		k.	[ ]	Optional elections (select one or more)
Type of Elective Deferral. The Automatic Deferral is a Pre-Tax Elective Deferral unless selected below (may only be selected if Roth Elective Deferrals are selected at 12.b.1.):
				1.	[ ]	the Automatic Deferral is a Roth Elective Deferral
				2.	[ ]	other: (e.g., 50% Pre-Tax and 50% Roth Elective Deferrals)

Excluded Participants. If this is not a QACA, then the following Participants are excluded from the Automatic Deferral provisions:
				3.	[ ]

                   (must be definitely determinable; e.g., union Employees or Participants employed in Division A) (may not be selected if a QACA). If this option is elected and the Plan is an EACA, then the six-month period for relief from the excise tax under Code §4979(f)(1) will not apply.

	F.	EACA elections (skip if NOT a QACA or EACA)

Permissible withdrawals. Does the Plan permit Participant permissible withdrawals (as described in Plan Section 12.2(b)(4)) within 90 days (or less) of first Automatic Deferral?
		l.	[ ]	No
		m.	[ ]	Yes, within 90 days of first Automatic Deferral
		n.	[ ]	Yes, within: days (may not be less than 30 nor more than 90 days)

Affirmative Election. For Plan Years beginning on or after January 1, 2010, will Participants who make an Affirmative Election continue to be covered by the EACA provisions (i.e., their Affirmative Election will remain intact but they must receive an annual notice)? (skip if a QACA)
		o.	[ ]	Yes (if selected, then the annual notice must be provided to Participants)
		p.	[ ]	No (if selected, then the Plan cannot use the six-month period for relief from the excise tax of Code §4979(f)(1))

	G.	Special effective date (may be left blank if the effective date is the same as the Effective Date)
		q.	[ ]

The Automatic Deferral provisions are effective for Plan Years beginning after                (if using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

		r.	[ ]

Other:                    (If using an EACA or QACA and this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007. If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 26 based on the current Plan provisions and then duplicate this Question 26 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

27.		401(k) ADP TEST SAFE HARBOR PROVISIONS (Plan Sections 12.8 and 12.9) (skip if “ADP test safe harbor contributions” are NOT selected at Question 12.c.)

		NOTE:		If the Employer wants the discretion to determine whether the provisions will apply on a year-by-year basis, then the Employer may select 27.a. or b. and 27.d.3.

	A.	ADP and ACP test safe harbor. For any Plan Year in which any type of matching contribution is made, will the “ADP and
ACP test safe harbor” provisions be used?
		a.	[ ]	No. Only the “ADP (and NOT the ACP) test safe harbor” provisions will be used.
		b.	[X]

Yes. Both the “ADP and ACP test safe harbor” provisions will be used for any Plan Year in which any type of matching contribution is made. (If selected, complete the provisions of the Adoption Agreement relating to Employer matching contributions (i.e., Question 28) that will apply in addition to any selections made in c. below. Also, no allocation conditions may be imposed at 28.E. unless no HCEs are eligible to receive the matching contribution)

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Volume Submitter 401(k) Profit Sharing Plan

B.	Safe harbor contribution. The Employer will make the following “ADP test safe harbor contribution” for the Plan Year:

NOTE:

The “ACP test safe harbor” is automatically satisfied if the only matching contribution made to the Plan is either, as described below, (1) a basic matching contribution (traditional or QACA) or (2) an enhanced matching contribution (traditional or QACA) that does not provide a match on Elective Deferrals in excess of 6% of Compensation.

	c.	[X]

Safe harbor matching contribution (select one of 1. - 4. AND one of 5. - 9.). The Employer will make matching “ADP test safe harbor contributions” to the Account of each “eligible Participant” as elected below.

			1.	[X]

Traditional basic matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals that do not exceed 3% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals that exceed 3% of the Participant’s Compensation but do not exceed 5% of the Participant’s Compensation.

			2.	[ ]	Traditional enhanced matching contribution (may not be selected if a QACA). The Employer will contribute an amount equal to the sum of:
					a.	[ ]

              % (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed               % (may not be less than 3%; if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

					b.	[ ]

              % of the Participant’s Elective Deferrals that exceed               % (must be the same % entered at a.) of the Participant’s Compensation but do not exceed               % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

					c.	[ ]

              % of the Participant’s Elective Deferrals that exceed               % (must be the same % entered at b.) of the Participant’s Compensation but do not exceed               % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation.

NOTE:

a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making basic matching contributions (as defined in 27.c.1. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

			3.	[ ]

QACA basic matching contribution. The Employer will contribute an amount equal to the sum of 100% of a Participant’s Elective Deferrals that do not exceed 1% of Participant’s Compensation, plus 50% of the Participant’s Elective Deferrals that exceed 1% of the Participant’s Compensation but do not exceed 6% of the Participant’s Compensation.

			4.	[ ]	QACA enhanced matching contribution. The Employer will contribute an amount equal to the sum of:
					a.	[ ]

              % (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed               % (may not be less than 1%; if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

					b.	[ ]

              % of the Participant’s Elective Deferrals that exceed               % (must be the same % entered at a.) of the Participant’s Compensation but do not exceed               % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus

					c.	[ ]

              % of the Participant’s Elective Deferrals that exceed               % (must be the same % entered at b.) of the Participant’s Compensation but do not exceed               % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation.

NOTE:

a., b. and c. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to what the matching contribution would be if the Employer were making QACA basic matching contributions (as defined in 27.c.3. above), but the rate of match cannot increase as Elective Deferrals increase. For example, if a. is completed to provide a matching contribution equal to 100% of Elective Deferrals up to 4% of Compensation, then b. and c. need not be completed.

Determination period. The matching “ADP test safe harbor contribution” above will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):

			5.	[X]	the Plan Year
			6.	[ ]	each payroll period
			7.	[ ]	each month
			8.	[ ]	each Plan Year quarter
			9.	[ ]	each payroll unit (e.g., hour)

	d.	[ ]	Safe harbor nonelective contributions (select one)
			1.	[ ]

3% contribution. The Employer will make a nonelective “ADP test safe harbor contribution” for the Plan Year to the Account of each “eligible Participant” in an amount equal to 3% of each Participant’s Compensation.

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Volume Submitter 401(k) Profit Sharing Plan

				2.	[ ]

Stated contribution. The Employer will make a nonelective “ADP test safe harbor contribution” to the Account of each “eligible Participant” in an amount equal to               % (may not be less than 3%) of each Participant’s Compensation.

				3.	[ ]

“Maybe” election. The Employer may elect to make a nonelective “ADP test safe harbor contribution” after a Plan Year has commenced in accordance with the provisions of Plan Section 12.8(h). If this option d.3. is selected, the nonelective “ADP test safe harbor contribution” will be required only for a Plan Year for which the Plan is amended to provide for such contribution and the appropriate supplemental notice is provided to Participants.

		e.	[ ]

Safe harbor contribution to another Plan. The Employer will make a nonelective or matching “ADP test safe harbor contribution” to another defined contribution plan maintained by the Employer (specify the name of the other plan):

                                                                                          .

C.

Excluded Participants. For purposes of the “ADP test safe harbor contribution,” the term “eligible Participant” means any Participant who is eligible to make Elective Deferrals unless otherwise excluded below (leave blank if no exclusions):

		f.	[ ]	Exclusions (select one or more):
				1.	[ ]

Highly Compensated Employees (HCEs). The Employer may, however, make a discretionary “ADP test safe harbor contribution” for the HCEs in a percentage that does not exceed the amount (or in the case of a matching “ADP test safe harbor contribution,” the rate) provided to the NHCEs.

				2.	[ ]

Employees who have not satisfied the greatest minimum age and service conditions permitted under Code §410(a) (i.e., age 21 and 1 Year of Service), with the following deemed effective date of participation:

						a.	[ ]	the earlier of the first day of the first month or the first day of the seventh month of the Plan Year immediately following the date such conditions are satisfied
						b.	[ ]	the first day of the Plan Year in which the requirements are met
						c.	[ ]	other: (not later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied)
				3.	[ ]	Union Employees (as defined in Plan Section 1.28)
				4.	[ ]

Other:                                                       (must be an HCE or an Employee who can be excluded under the permissive or mandatory disaggregation rules of Regulations §§1.401(k)-1(b)(4) and 1.401(m)-1(b)(4); e.g., Employees who have not completed 6 months of service)

	D.	Special effective dates (may be left blank if no special effective dates need to be specified in this Plan)
		g.	[ ]

Safe harbor provisions (other than QACA). The “ADP and ACP test safe harbor” provisions are effective for Plan Years beginning on and after:                (enter the first day of the Plan Year for which the provisions are effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

		h.	[ ]

QACA provisions. The QACA provisions are effective for Plan Years beginning after:                                      (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than December 31, 2007)

		i.	[ ]

Other:                                               (If there are multiple retroactive special effective dates (e.g., for a PPA restatement), complete this Question 27 based on the current Plan provisions and then duplicate this Question 27 and attach as an Appendix to indicate the special retroactive effective dates and provisions that applied.)

E.

Elective Deferrals considered for matching contribution. If a matching contribution is selected above, then the Plan will disregard a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.

		j.	[ ]	The Plan will include a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

28.		EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2)) (skip if matching contributions are NOT selected at Question 12.d.)

If the “ACP test safe harbor” provisions are being used (i.e., Question 27.b. is selected), then the Plan will only take into account Elective Deferrals up to 6% of Compensation in applying the matching contribution set forth below and the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.

	A.	Matching formula.
		a.	[X]	Employer matching contribution as follows (select 1. or 2.):
				1.	[X]	Discretionary. The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant’s Elective Deferrals.

						a.	[ ]	Discretionary based on business units or location. The Employer may determine a separate discretionary matching contribution for Participants working in different business units or locations.

				2.	[ ]	Fixed - uniform rate/amount. The Employer will make matching contributions equal to % (e.g., 50) of the Participant’s Elective Deferrals, plus (select a. or leave blank if not applicable):
						a.	[ ]	an additional matching contribution of a discretionary percentage determined by the Employer,
								1.	[ ]	but not to exceed % of Compensation (leave blank if not applicable)

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Volume Submitter 401(k) Profit Sharing Plan

Matching limit on Elective Deferrals. In determining the Employer matching contribution above, only the following will be matched. Elective Deferrals up to (select 3. OR 4.; leave blank if not applicable):
		3.	[ ]	the percentage or dollar amount specified below (select one or both)
				a. [ ]	% of a Participant’s Compensation.
				b. [ ]	$ .
		4.	[X]	a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis for all Participants.

b.	[ ]	Discretionary - tiered. The Employer may make matching contributions equal to a discretionary percentage of a Participant’s Elective Deferrals, to be determined by the Employer, of each tier, to be determined by the Employer. The tiers may be based on the rate of a Participant’s Elective Deferrals or Years of Service.

c.	[ ]	Fixed - tiered. The Employer will make matching contributions equal to a uniform percentage of each tier of each Participant’s Elective Deferrals, determined as follows:

		NOTE:		Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant’s applicable contributions that equals the specified percentage of the Participant’s Compensation (add additional tiers if necessary):

Tiers of Contributions	Matching Percentage
(indicate $ or %)

First	%

Next	%

Next	%

Next	%

d.	[ ]	Fixed - Years of Service. The Employer will make matching contributions equal to a uniform percentage of each Participant’s Elective Deferrals based on the Participant’s Years of Service (or Periods of Service if the elapsed time method is selected), determined as follows (add additional tiers if necessary):

Years (or Periods) of Service	Matching Percentage

%

%

%

For purposes of the above matching contribution formula, a Year (or Period) of Service means a Year (or Period) of Service for:
			1.	[ ]	vesting purposes
			2.	[ ]	eligibility purposes

In determining the Employer matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched (select all that apply; leave blank if not applicable):
			3.	[ ]	% of a Participant’s Compensation.
			4.	[ ]	$ .

	e.	[ ]	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

	NOTE:		If b., c., d. or e. above is selected, the Plan may violate the Code §401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant’s Elective Deferrals or Years (or Periods) of Service increase.

Maximum matching contribution. The matching contribution made on behalf of any Participant for any Plan Year will not exceed (leave blank if no limit on matching contribution):
	f.	[ ]	$ .
	g.	[X]	4% of Compensation.

B.	Elective Deferrals considered for matching contribution. The Plan will disregard a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant unless otherwise elected below.
	h.	[ ]	The Plan will include a Participant’s Elective Deferrals that are made prior to the date the matching contribution component of the Plan is effective with respect to such Participant.

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Volume Submitter 401(k) Profit Sharing Plan

C.	Period of determination. The matching contribution formula will be applied on the following basis (and Elective Deferrals and any Compensation or dollar limitation used in determining the matching contribution will be based on the applicable period):
	i.	[X]	the Plan Year
	j.	[ ]	each payroll period
	k.	[ ]	each month
	l.	[ ]	each Plan Year quarter
	m.	[ ]	each payroll unit (e.g., hour)
	n.	[ ]	N/A (Plan only provides for discretionary matching contributions; i.e., a.1. or b. is selected above)

	NOTE:		For any discretionary match, the Employer will determine the calculation methodology at the time the matching contribution is determined.

D.	QMACs (Plan Section 1.69). The matching contributions will NOT be Qualified Matching Contributions (QMACs) unless otherwise selected below (leave blank if not applicable).
	o.	[ ]	The matching contributions will be QMACs (fully Vested and subject to restrictions on withdrawals as set forth in the Plan). Such contributions may be used in either the ADP or ACP test.

E.	Allocation conditions (Plan Section 12.3). Select p. OR q. and all that apply of r. - x. (Note: If the “ACP test safe harbor” provisions are being used (Question 27.b.), option p. below (no conditions) must be selected, unless no HCEs are eligible to receive the matching contribution.)

	p.	[X]	No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip r. - x.).
	q.	[ ]	Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below) Conditions for Participants NOT employed on the last day of the Plan Year.
			1.	[ ]	A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the elapsed time method is selected).

			2.	[ ]	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))
			3.	[ ]	Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))
			4.	[ ]	Participants will share in the allocations, regardless of service.
			5.	[ ]	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected))

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))
			6.	[ ]	No service requirement.
			7.	[ ]	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).
			8.	[ ]	A Participant must complete at least (not to exceed 1,000) Hours of Service during the Plan Year.
			9.	[ ]	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If q.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):
	r.	[ ]	Death
	s.	[ ]	Total and Permanent Disability
	t.	[ ]	Termination of employment on or after Normal Retirement Age
			1.	[ ]	or Early Retirement Date

Code §410(b) fail-safe. If q.2., 3., 5. and/or q.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions (Plan Section 12.3(f)) will NOT apply unless selected below (leave blank if not applicable or fail-safe will not be used):
	u.	[ ]	The Plan will use the Code §410(b) fail-safe provisions and must satisfy the “ratio percentage test” of Code §410(b).

Conditions based on period other than Plan Year. The allocation conditions above will be applied based on the Plan Year unless otherwise selected below. If selected, the above provisions will be applied by substituting the term Plan Year with the specified period (e.g., if Plan Year quarter is selected below and the allocation condition is 250 Hours of Service per quarter, enter 250 hours (not 1000) at q.8. above). (may not be selected with q.2. or q.7.)
	v.	[ ]	The Plan Year quarter.
	w.	[ ]	Payroll period.
	x.	[ ]	Other: (must be definitely determinable and not subject to Employer discretion and may not be longer than a twelve month period).

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Volume Submitter 401(k) Profit Sharing Plan

	F.	Additional matching contributions. No additional matching contribution may be made unless otherwise selected below (leave blank if not applicable).
		y.	[ ]	Additional matching contributions may be made (e.g., a matching contribution made on a periodic basis as well as a matching contribution based on the end of the Plan Year). Specify the additional matching contribution by attaching an addendum to the Adoption Agreement that duplicates this entire Question 28. If selected, the additional matching contribution applies to all Participants eligible to share in matching contributions except as otherwise specified in the addendum or below.
				1.	[ ]	The additional matching contribution only applies to the following Participants: (must be definitely determinable). (If the additional matching contribution is in lieu of the matching contribution set forth in 28A - E above then use Eligible Employee question to exclude these Participants from such matching contribution.)

	G.	True-up contributions. Under Period of determination above, if j. - m. is selected, does the Employer have the discretion to true-up the Employer matching contribution (i.e., apply the Employer matching contribution on a Plan Year basis)? (leave blank if not applicable).
		z.	[ ]	Yes (may not be elected if the “ADP and/or ACP test safe harbor” provisions are being used).

29.		EMPLOYER PROFIT SHARING CONTRIBUTIONS (Plan Section 12.1(a)(3)) (skip Questions 29 and 30 if Employer profit sharing contributions are NOT selected at Question 12.e.)

	A.	Profit sharing formula (c. may be selected in addition to a., b. or d.)
		a.	[X]	Discretionary. Discretionary contribution, to be determined by the Employer.

				1.	[ ]	Discretionary based on business units or location. The Employer may determine a separate discretionary contribution for Participants working in different business units or locations.

		b.	[ ]	Fixed. Fixed contribution equal to % of Compensation of Participants eligible to share in allocations.
		c.	[ ]	Prevailing wage contribution. The Employer will make a “prevailing wage contribution” on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar federal, state, or municipal prevailing wage statutes. The “prevailing wage contribution” will be an amount equal to the remaining balance of the prevailing wage defined bona-fide fringe benefit amount, based on the Participant’s employment classification as designated on the appropriate prevailing wage determination, after the application of other prevailing wage defined bona-fide fringe payments. Specify the “prevailing wage contribution” by attaching an appendix to the Adoption Agreement that indicates the contribution rate(s) applicable to the prevailing wage employment/job classification(s). The “prevailing wage contribution” will not be subject to any age or service requirements set forth in Question 14, entry date provisions at Question 15, nor to any service or employment conditions set forth in Question 30 and will be 100% Vested.

Additional “prevailing wage contribution” provisions (select all that apply; leave blank if none apply)
				1.	[ ]	Offset. The “prevailing wage contribution” made on behalf of a Participant for a Plan Year will reduce (offset) other Employer contributions allocated or contributed on behalf of such Participant for the Plan.
				2.	[ ]	Exclude Highly Compensated Employees. Highly Compensated Employees will be excluded from receiving a “prevailing wage contribution.”
				3.	[ ]	QNEC. The “prevailing wage contribution” is considered a Qualified Nonelective Contribution (QNEC).
		d.	[ ]	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

	B.	Contribution allocations. If a., b., or d. above is selected, the Employer Nonelective profit sharing contribution for a Plan Year will be allocated as follows:
		e.	[ ]	INCORPORATION OF CONTRIBUTION FORMULA. In accordance with the contribution formula specified above (may only be selected if b. or d. above is selected).
		f.	[X]	NON-INTEGRATED ALLOCATION
				1.	[X]	in the same ratio as each Participant’s Compensation bears to the total of such Compensation of all Participants
				2.	[ ]	in the same dollar amount to all Participants (per capita)
				3.	[ ]	in the same dollar amount per Hour of Service completed by each Participant

				4.	[ ]

in the same proportion that each Participant’s points bears to the total of such points of all Participants. A

Participant’s points with respect to any Plan Year will be computed as follows (select all that apply):

						a.	[ ]	point(s) will be allocated for each Year of Service (or Period of Service). However, the maximum Years (or Periods if elapsed time method is selected) of Service taken into account will not exceed:
								1.	[ ]	(leave blank if no limit on service applies).
Year of Service (or Period of Service if applicable), means:
								2.	[ ]	service for eligibility purposes
								3.	[ ]	service for vesting purposes
						b.	[ ]	point(s) will be allocated for each full $ (may not exceed $200) of Compensation
						c.	[ ]	point(s) will be allocated for each year of age as of the last day of the Plan Year

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g.	[ ]	INTEGRATED (PERMITTED DISPARITY) ALLOCATION
In accordance with Plan Section 4.3(b)(2) based on a Participant’s Compensation in excess of:
		1.	[ ]	the Taxable Wage Base
		2.	[ ]	% (not to exceed 100%) of the Taxable Wage Base (see Note below)
		3.	[ ]	80% of the Taxable Wage Base plus $1.00
		4.	[ ]	$ (not greater than the Taxable Wage Base) (see Note below)
		NOTE:		The integration percentage of 5.7% will be reduced to:
				1.	4.3% if 2. or 4. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
				2.	5.4% if 3. is selected or if 2. or 4. above is more than 80% of the Taxable Wage Base.

h.	[ ]	NON-SAFE HARBOR ALLOCATION METHODS
		1.	[ ]	Grouping method. Pursuant to Plan Section 4.3(b)(3)(vi), the classifications are (select a. or b.):
				a.	[ ]	Each Participant constitutes a separate classification.
				b.	[ ]	Participants will be divided into the following classifications with the allocation methods indicated under each classification.

Definition of classifications. Define each classification and specify the method of allocating the contribution among members of each classification. Classifications specified below must be clearly defined in a manner that will not violate the definitely determinable allocation requirement of Regulation §1.401-1(b)(1)(ii). The design of the groups cannot be such that the only NHCEs benefiting under the Plan are those with the lowest amount of Compensation and/or the shortest periods of service and who may represent the minimum number of these Employees necessary to satisfy coverage under Code §410(b).

Classification A will consist of
						The allocation method will be:	[ ] pro rata based on Compensation
[ ] equal dollar amounts (per capita)

Classification B will consist of
						The allocation method will be:	[ ] pro rata based on Compensation
[ ] equal dollar amounts (per capita)

Classification C will consist of
						The allocation method will be:	[ ] pro rata based on Compensation
[ ] equal dollar amounts (per capita)

Classification D will consist of
						The allocation method will be:	[ ] pro rata based on Compensation
[ ] equal dollar amounts (per capita)
Additional classifications: (specify the classifications and which of the above allocation methods (pro rata or per capita) will be used for each classification).

NOTE:	In the case of Self-Employed Individuals (i.e., sole proprietors or partners), the requirements or Regulation §1.401(k)-1(a)(6) continue to apply and the allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of application of the allocation method.

NOTE:	If more than four (4) classifications, the additional classifications and allocation methods may be attached as an addendum to the Adoption Agreement or may be entered under Additional Classifications above.

Determination of applicable group. If a Participant shifts from one classification to another during a Plan Year, then unless selected below, the Participant is in a classification based on the Participant’s status as of the last day of the Plan Year, or if earlier, the date of termination of employment. If selected below, the Administrator will apportion the Participant’s allocation during a Plan Year based on the following:

1.	[ ]	Beginning of Plan Year. The classification will be based on the Participant’s status as of the beginning of the Plan Year.
2.	[ ]	Months in each classification. Pro rata based on the number of months the Participant spent in each classification.
3.	[ ]	Days in each classification. Pro rata based on the number of days the Participant spent in each classification.
4.	[ ]

One classification only. The Employer in a nondiscriminatory manner will direct the Administrator to place the Participant in only one classification for the entire Plan Year during which the shift occurs.

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Volume Submitter 401(k) Profit Sharing Plan

			2.	[ ]	Age-weighted method. The Schedule of Age-Weighted Allocation Factors is set forth in attached Exhibit A (which is hereby incorporated by reference and made a part of the Plan) and will be based on the following interest rate (if no selection is made, c. will be deemed to have been selected):
					a.	[ ]	7.5% interest
					b.	[ ]	8.0% interest
					c.	[ ]	8.5% interest
			3.	[ ]	Other: (the formula described must satisfy the definitely determinable requirement under Reg. §1.401-1(b). If the formula is non-uniform, it is not a design-based safe harbor for nondiscrimination purposes.)

30.	ALLOCATION CONDITIONS (Plan Section 12.3). Requirements to share in allocations of Employer Nonelective profit sharing contributions and QNECs (as permitted by Plan Section 12.1(a)(4)) (select a. OR b. and all that apply of c. - f.)

	a.	[ ]	No conditions. All Participants share in the allocations regardless of service completed during the Plan Year or employment status on the last day of the Plan Year (skip to Question 31).
	b.	[X]	Allocation conditions apply (select one of 1. - 5. AND one of 6. - 9. below)
Conditions for Participants NOT employed on the last day of the Plan Year
			1.	[ ]	A Participant must complete more than (not to exceed 500) Hours of Service (or (not to exceed 3) months of service if the elapsed time method is selected).

			2.	[ ]	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected). (could cause the Plan to violate coverage requirements under Code §410(b))
			3.	[X]	Participants will NOT share in the allocations, regardless of service. (could cause the Plan to violate coverage requirements under Code §410(b))
			4.	[ ]	Participants will share in the allocations, regardless of service.
			5.	[ ]	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Conditions for Participants employed on the last day of the Plan Year (options 7., 8. and 9. could cause the Plan to violate coverage requirements under Code §410(b))
			6.	[ ]	No service requirement.
			7.	[ ]	A Participant must complete a Year of Service (or Period of Service if the elapsed time method is selected).
			8.	[X]	A Participant must complete at least 1000 (not to exceed 1,000) Hours of Service during the Plan Year.
			9.	[ ]	Other: (must be definitely determinable, not subject to Employer discretion and may not require more than one Year of Service (or Period of Service if the elapsed time method is selected)).

Waiver of conditions for Participants NOT employed on the last day of the Plan Year. If b.1., 2., 3., or 5. is selected, Participants who are not employed on the last day of the Plan Year in which one of the following events occur will be eligible to share in the allocations regardless of the above conditions (select all that apply; leave blank if none apply):
	c.	[X]	Death
	d.	[X]	Total and Permanent Disability
	e.	[X]	Termination of employment on or after Normal Retirement Age
			1.	[ ]	or Early Retirement Date

Code §410(b) fail-safe. If b.2., 3., 5. and/or b.7., 8. or 9. is selected, the Code §410(b) ratio percentage fail-safe provisions will NOT apply (Plan Section 4.3(m)) unless selected below (leave blank if not applicable or fail-safe will not be used):
	f.	[X]	The Plan will use the Code §410(b) fail-safe provisions and must satisfy the ratio percentage test of Code §410(b).

31.	FORFEITURES (Plan Sections 1.37 and 4.3(e))
Except as provided in Plan Section 1.37, a Forfeiture will occur:
	a.	[ ]	N/A (may only be selected if all contributions are fully Vested (default provisions at Plan Section 4.3(e) apply); skip to Question 32)
	b.	[X]	As of the earlier of (1) the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant’s Account.
	c.	[ ]	As of the last day of the Plan Year in which the former Participant incurs five (5) consecutive 1-Year Breaks in Service.

	NOTE:		(1) Forfeitures are disposed of in accordance with Employer direction that is consistent with Section 4.3(e).
(2) Effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and “ADP test safe harbor contributions” other than QACA “ADP test safe harbor contributions”). The reallocation of Forfeitures could affect the Plan’s top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution

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that satisfies the “ACP test safe harbor” provisions (i.e., select Question 27A.b. and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

32.	ALLOCATION OF EARNINGS (Plan Section 4.3(c))
Allocation of earnings with respect to amounts which are not subject to Participant investment direction and which are contributed to the Plan after the previous Valuation Date will be determined:
	a.	[X]	N/A. (all assets in the Plan are subject to Participant investment direction)
	b.	[ ]	by using a weighted average based on the amount of time that has passed between the date a contribution or distribution is made and the prior Valuation Date
	c.	[ ]	by treating one-half of all such contributions as being a part of the Participant’s nonsegregated Account balance as of the previous Valuation Date
	d.	[ ]	by using the method specified in Plan Section 4.3(c) (balance forward method)
	e.	[ ]	other: (must be a definite predetermined formula that is not based on Compensation, that satisfies the nondiscrimination requirements of Regulation §1.401(a)(4)-4, and that is applied uniformly to all Participants)

33.	TOP-HEAVY MINIMUM ALLOCATION
The minimum allocation requirements for any Top-Heavy Plan Year will be applied only to Non-Key Employee Participants unless selected below:
	a.	[ ]	The Top-Heavy minimum will be provided to both Key and Non-Key Employee Participants.

DISTRIBUTIONS

34.	FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
Distributions under the Plan may be made in (select all that apply; must select at least one from a. - e. unless g. is selected below)
	a.	[X]	lump-sums
	b.	[ ]	substantially equal installments
	c.	[ ]	partial withdrawals, provided the minimum withdrawal is $ (leave blank if no minimum)
	d.	[X]	partial withdrawals or installments are only permitted for Participants or Beneficiaries who must receive required minimum distributions under Code §401(a)(9) except for the following (e.g., partial is not permitted for death benefits; leave blank if no exceptions):
			1.	[ ]
	e.	[ ]	other: (must be definitely determinable and not subject to Employer discretion)

	NOTE:		Regardless of the above, a Participant is not required to request a withdrawal of his or her total Account for an in-service distribution, a hardship distribution, or a distribution from the Participant’s Rollover Account.

Annuities. Is the annuity form of distribution the normal form of distribution?

	NOTE:		If this Plan includes transferred pension assets, f.1. or g. below must be selected.
	f.	[X]	Annuities are not allowed or are not the normal form of distribution (except as indicated below). Plan Section 6.13(b) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will not apply to the Plan.

Special rules. An annuity form of distribution is available to certain Participants and/or with respect to only a portion of the Plan assets according to the following: (select all that apply)
			1.	[ ]	Pension assets. Annuities are the normal form of distribution for assets that are transferred pension assets (Plan Section 6.13(a)).
			2.	[ ]	Annuity selected by Participant. Plan Section 6.13(c) will apply and the joint and survivor rules of Code §§401(a)(11) and 417 will apply only if an annuity form of distribution is selected by a Participant.

However, the Participant may only select an annuity distribution according to the following:
a. [ ] (leave blank if no conditions apply).
	g.	[ ]	Annuities are the normal form of distribution. The qualified Joint and Survivor Annuity and Qualified Pre-Retirement Survivor Annuity provisions apply (Plan Section 6.13 will not apply and the joint and survivor rules of Code §§401(a)(11) and 417 will automatically apply).

Pre-Retirement Survivor Annuity
If the Plan permits an annuity form of payment under option f.1. or g. above, the Pre-Retirement Survivor Annuity (minimum Spouse’s death benefit) will be equal to 50% of a Participant’s interest in the Plan unless a different percentage is selected below (leave blank if default applies)
	h.	[ ]	100% of a Participant’s interest in the Plan.
	i.	[ ]	% (may not be less than 50%) of a Participant’s interest in the Plan.

Cash or property. Distributions may be made in:
	j.	[X]	cash only, except for (select all that apply; leave blank if none apply):
			1.	[ ]	insurance Contracts
			2.	[ ]	annuity Contracts
			3.	[ ]	Participant loans
			4.	[ ]	property in an open brokerage window or similar arrangement

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		k.	[ ]	cash or property, except that the following limitation(s) apply: (leave blank if there are no limitations on property distributions):
1. [ ]

35.		CONDITIONS FOR DISTRIBUTIONS UPON SEVERANCE OF EMPLOYMENT. Distributions upon severance of employment pursuant to Plan Section 6.4(a) will not be made unless the following conditions have been satisfied:

	A.	Accounts in excess of $5,000
		a.	[X]	Distributions may be made as soon as administratively feasible following severance of employment.
		b.	[ ]	Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).
		c.	[ ]	Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.
		d.	[ ]	Distributions may be made as soon as administratively feasible after the last day of the Plan Year quarter coincident with or next following severance of employment.
		e.	[ ]	Distributions may be made as soon as administratively feasible after the Valuation Date coincident with or next following severance of employment.
		f.	[ ]	Distributions may be made as soon as administratively feasible after months have elapsed following severance of employment.
		g.	[ ]	No distributions may be made until a Participant has reached Early or Normal Retirement Date.
		h.	[ ]	Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	B.	Accounts of $5,000 or less
		i.	[X]	Same as above
		j.	[ ]	Distributions may be made as soon as administratively feasible following severance of employment.
		k.	[ ]	Distributions may be made as soon as administratively feasible after the Participant has incurred 1-Year Break(s) in Service (or Period(s) of Severance if the elapsed time method is selected).
		l.	[ ]	Distributions may be made as soon as administratively feasible after the last day of the Plan Year coincident with or next following severance of employment.
		m.	[ ]	Other: (must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	C.	Timing after initial distributable event. If a distribution is not made in accordance with the above provisions upon the occurrence of the distributable event, then a Participant may elect a subsequent distribution at any time after the time the amount was first distributable (assuming the amount is still distributable), unless otherwise selected below (may not be selected with 35.g. and 35.i.):
		n.	[ ]	Other: (e.g., a subsequent distribution request may only be made in accordance with l. above (i.e., the last day of another Plan Year); must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation §1.411(d)-4 and may not exceed the limits of Code §401(a)(14) as set forth in Plan Section 6.7)

	D.	Participant consent (i.e., involuntary cash-outs). Should Vested Account balances less than a certain dollar threshold be automatically distributed without Participant consent (mandatory distributions)?

		NOTE:		The Plan provides that distributions of amounts of $5,000 or less do not require spousal consent and are only paid as lump-sums.
		o.	[ ]	No, Participant consent is required for all distributions.
		p.	[X]	Yes, Participant consent is required only if the distribution is over:
				1. [X]	$5,000
				2. [ ]	$1,000
				3. [ ]	$ (less than $1,000)

				NOTE:	If 2. or 3. is selected, rollovers will be included in determining the threshold for Participant consent.

Automatic IRA rollover. With respect to mandatory distributions of amounts that are $1,000 or less, if a Participant makes no election, the amount will be distributed as a lump-sum unless selected below.
				4. [ ]	If a Participant makes no election, then the amount will be automatically rolled over to an IRA provided the amount is at least $ (e.g., $200).

	E.	Rollovers in determination of $5,000 threshold. Unless otherwise elected below, amounts attributable to rollover contributions (if any) will be included in determining the $5,000 threshold for timing of distributions, form of distributions or consent rules.
		q.	[ ]	Exclude rollovers (rollover contributions will be excluded in determining the $5,000 threshold)

		NOTE:		Regardless of the above election, if the Participant consent threshold is $1,000 or less, then the Administrator must include amounts attributable to rollovers for such purpose. In such case, an election to exclude rollovers above will apply for purposes of the timing and form of distributions.

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	F.	Mandatory distribution at Normal Retirement Age. Regardless of the above elections other than any mandatory distributions provided for in p. above, unless otherwise selected below, a Participant who has severed employment may elect to delay a distribution beyond the later of age 62 or the Participant’s Normal Retirement Age (subject to Plan Section 6.8).
		r.	[ ]	A Participant who has severed employment may not elect to delay a distribution beyond the later of age 62 or the Participant’s Normal Retirement Age.

36.		DISTRIBUTIONS UPON DEATH (Plan Section 6.8(b)(2))
Distributions upon the death of a Participant prior to the “required beginning date” will:
		a.	[X]	be made pursuant to the election of the Participant or “designated Beneficiary”
		b.	[ ]	begin within 1 year of death for a “designated Beneficiary” and be payable over the life (or over a period not exceeding the “life expectancy”) of such Beneficiary, except that if the “designated Beneficiary” is the Participant’s Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2
		c.	[ ]	be made within 5 (or if lesser ) years of death for all Beneficiaries
		d.	[ ]	be made within 5 (or if lesser ) years of death for all Beneficiaries, except that if the “designated Beneficiary” is the Participant’s Spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the “life expectancy”) of such “surviving Spouse”

		NOTE:		The elections above must be coordinated with the Form of distributions (e.g., if the Plan only permits lump-sum distributions, then options a., b. and d. would not be applicable).

37.		HARDSHIP DISTRIBUTIONS (Plan Sections 6.12 and/or 12.10)
		a.	[ ]	Hardship distributions are NOT permitted (skip to Question 38).
		b.	[X]	Hardship distributions are permitted from the following Participant Accounts:
				1.	[ ]	all Accounts
				2.	[X]	only from the following Accounts (select one or more):
						a.	[X]	Pre-Tax Elective Deferral Account
						b.	[X]	Roth Elective Deferral Account
						c.	[X]	Account(s) attributable to Employer matching contributions
						d.	[X]	Account attributable to Employer Nonelective profit sharing contributions
						e.	[X]	Rollover Account
						f.	[ ]	Transfer Account (other than amounts attributable to a money purchase pension plan)
						g.	[ ]	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

				NOTE:		Distributions from a Participant’s Elective Deferral Account are limited to the portion of such Account attributable to such Participant’s Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are NOT permitted from a Participant’s Qualified Nonelective Contribution Account, Qualified Matching Contribution Account, Accounts attributable to “ADP test safe harbor contributions” or Transfer Account attributable to pension assets (e.g., from a money purchase pension plan).

Additional limitations. The following limitations apply to hardship distributions:
				3.	[ ]	N/A (no additional limitations)
				4.	[X]	Additional limitations (select one or more):
						a.	[ ]	The minimum amount of a distribution is $ (may not exceed $1,000).
						b.	[ ]	No more than distribution(s) may be made to a Participant during a Plan Year.
						c.	[X]	Distributions may only be made from Accounts which are fully Vested.
						d.	[X]	A Participant does not include a Former Employee at the time of the hardship distribution.
						e.	[ ]	Hardship distributions may be made subject to the following provisions: (must be definitely determinable and not subject to Employer discretion).

Beneficiary Hardship. Hardship distributions for Beneficiary expenses are NOT allowed unless otherwise selected below.
				5.	[X]	Hardship distributions for expenses of Beneficiaries are allowed Special effective date (may be left blank if effective date is same as the Plan or Restatement Effective Date; select a. and, if applicable, b.)
						a.	[X]	effective as of 1/1/2007 (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than August 17, 2006)
						b.	[ ]	eliminated effective as of .

Safe harbor hardship rules. Will the safe harbor hardship rules of Plan Section 12.10 apply to hardship distributions from all Accounts?
				6.	[X]	Yes. The provisions of Plan Section 12.10 apply to all hardship distributions.
				7.	[ ]	No. The provisions of Plan Section 6.12 apply to hardship distributions from all Accounts other than a Participant’s Elective Deferral Account.

				8.	[ ]	No. The provisions of Plan Section 6.12 apply to all hardship distributions.

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38.	IN-SERVICE DISTRIBUTIONS (Plan Section 6.11)
	a.	[ ]	In-service distributions are NOT permitted (except as otherwise selected for Hardship Distributions).
	b.	[X]	In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select one or more):
			1.	[X]	Age
					a.	[X]	the Participant has attained age 59 1/2
					b.	[ ]	the Participant has reached Normal Retirement Age
			2.	[ ]	the Participant has been a Participant in the Plan for at least years (may not be less than five (5))
			3.	[ ]	the amounts being distributed have accumulated in the Plan for at least 2 years
			4.	[ ]	other: (must satisfy the definitely determinable requirement under Regulations §401-1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items b.1. – b.3. or a Participant’s disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:
			5.	[ ]	A Participant must satisfy each condition

	NOTE:		Regardless of any elections above, distributions from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to “ADP test safe harbor contributions” are subject to restrictions and generally may not be distributed prior to age 59 1/2. Distributions from a Transfer Account attributable to a money purchase pension plan are not permitted prior to age 62.

Account restrictions. In-service distributions are permitted from the following Participant Accounts:
			6.	[ ]	all Accounts
			7.	[X]	only from the following Accounts (select one or more):
					a.	[X]	Pre-Tax Elective Deferral Account
					b.	[X]	Roth Elective Deferral Account
					c.	[X]	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)
					d.	[X]	Account attributable to Employer Nonelective profit sharing contributions
					e.	[ ]	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)
					f.	[X]	Rollover Account
					g.	[ ]	Transfer Account attributable to (select one or both):
							1.	[ ] non-pension assets
							2.	[ ] pension assets (e.g., from a money purchase pension plan)
					h.	[ ]	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Limitations. The following limitations apply to in-service distributions:
			8.	[ ]	N/A (no additional limitations)
			9.	[X]	Additional limitations (select one or more):
					a.	[ ]	The minimum amount of a distribution is $ (may not exceed $1,000).
					b.	[ ]	No more than distribution(s) may be made to a Participant during a Plan Year.
					c.	[X]	Distributions may only be made from Accounts which are fully Vested.
					d.	[X]	Distributions from the Roth Elective Deferral Account (38.b.6. or 38.b.7.b. selected), may only be made if the distribution is a “qualified distribution.”
					e.	[ ]	In-service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

39.	AGE 62 IN-SERVICE DISTRIBUTIONS FOR TRANSFERRED MONEY PURCHASE ASSETS (Plan Section 6.11) In-service distributions at age 62 will NOT be allowed (except as otherwise permitted under the Plan without regard to this provision) unless selected below (applies only for Transfer Accounts from a money purchase pension plan):
	a.	[ ]	In-service distributions will be allowed for Participants at age 62.
Special effective date. If this is a PPA restatement and the provision applied other than as of the first day of the 2007 Plan Year, then enter the date such provision was first effective: (leave blank if not applicable)
			1.	[ ]	(may not be earlier than the first day of the 2007 Plan Year).

Limitations. The following limitations apply to these in-service distributions:
			2.	[ ]	The Plan already provides for in-service distributions and the restrictions set forth in the Plan (e.g., minimum amount of distributions or frequency of distributions) are applicable to in-service distributions at age 62.
			3.	[ ]	N/A (no limitations)
			4.	[ ]	The following elections apply to in-service distributions at age 62 (select one or more):
					a.	[ ]	The minimum amount of a distribution is $ (may not exceed $1,000).
					b.	[ ]	No more than distribution(s) may be made to a Participant during a Plan Year.
					c.	[ ]	Distributions may only be made from Accounts which are fully Vested.

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					d.	[ ]	In-service distributions may be made subject to the following provisions: (must be definitely determinable and not subject to discretion).

40.	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS (Plan Section 12.11) (skip if Roth Elective Deferrals NOT selected at Question 12.b.1.)
	a.	[ ]	In-Plan Roth rollover contributions are NOT permitted (skip to Question 41).
	b.	[X]	In-Plan Roth rollover contributions are permitted according to the following provisions.
Special effective date. (may be left blank if same as Plan or Restatement Effective Date)
			1.	[X]	1/1/2013 (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than September 28, 2010)

Eligibility and type of rollover. Any Participant may elect an in-Plan Roth rollover contribution by direct rollover except as selected below (select all that apply; leave blank if none apply):
	c.	[ ]	In-service distribution only. Only Participants who are Employees may elect an in-Plan Roth rollover contribution. (if not selected, Terminated Participants may make an in-Plan Roth rollover contribution but only when entitled to an actual cash distribution)
	d.	[X]	No transfer of loans. Loans may not be distributed as part of an in-Plan Roth rollover contribution. (if not selected, any loans may be transferred)

In-service distribution provisions. The Employer elects the following regarding in-service distributions from the Plan solely for purposes of making an in-Plan Roth rollover contribution:
	e.	[ ]	N/A (Plan’s existing in-service distribution provisions apply) (may only be selected if Plan permits in-service distributions; skip to Question 41)
	f.	[X]	In-service distribution provisions. The Employer elects to permit in-service distributions as follows solely for purposes of making an in-Plan Roth rollover contribution (select one or more):
			1.	[X]	the Participant has attained age 59 1/2
			2.	[ ]	the Participant has months of participation (specify minimum of 60 months)
			3.	[ ]	the amounts being distributed have accumulated in the Plan for at least years (at least 2)
			4.	[X]	other (describe): Participants may elect an In-Plan Roth Rollover of their employer profit sharing and pre-tax rollover accounts at any time provided they are 100% vested in those accounts. (must satisfy the definitely determinable requirement under Regulations §401-1(b); may not be subject to Employer discretion; must be nondiscriminatory; and must be limited to a combination of items f.1. – f.3. or a Participant’s disability)

More than one condition. If more than one condition is selected above, then a Participant only needs to satisfy one of the conditions, unless selected below:
			5.	[ ]	A Participant must satisfy each condition

			NOTE:		Regardless of any election above to the contrary, in-Plan Roth rollover contributions are not permitted from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account, Qualified Nonelective Contribution Account and Accounts attributable to “ADP test safe harbor contributions” prior to age 59 1/2. Distributions from a Transfer Account attributable to a money purchase pension plan are not permitted prior to age 62.

Source of in-Plan Roth rollover contribution. Plan permits a direct rollover from the following qualifying sources:
			6.	[ ]	all Accounts
			7.	[X]	only from the following qualifying sources (select one or more):
					a.	[X]	Pre-Tax Elective Deferral Account
					b.	[X]	Account(s) attributable to Employer matching contributions (includes any matching “ADP test safe harbor contributions”)
					c.	[X]	Account attributable to Employer Nonelective profit sharing contributions
					d.	[ ]	Qualified Nonelective Contribution Account (includes any nonelective “ADP test safe harbor contributions”)
					e.	[X]	Rollover Account
					f.	[ ]	Transfer Account
					g.	[ ]	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion; e.g., a Participant’s Pre-Tax Deferral Account or Matching Contribution Account, but not the Participant’s Nonelective Contribution Account)

Other limitations on direct in-Plan Roth rollover contribution (leave blank if none apply)
			8.	[X]	The following limitations apply (select one or more):
					a.	[ ]	The minimum amount that may be rolled over is $ (may not exceed $1,000).
					b.	[X]	Distributions may only be made from Accounts which are fully Vested.
					c.	[ ]	In-service distributions may be made subject to the following provisions: (describe - must be definitely determinable and not subject to discretion).

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Withholding. If the Plan does not permit an actual distribution upon the event triggering the right to elect the in-Plan Roth rollover contribution, then a Participant may not elect to have a portion of the amount that may be distributed as an in-Plan Roth rollover contribution distributed for tax withholding purposes unless selected below (leave blank if not applicable):
			9.	[X]	Distribution for withholding. A Participant may elect to have a portion of the amount that may be distributed as an in-Plan Roth rollover contribution distributed solely for purposes of federal or state income tax withholding related to the in-Plan Roth rollover contribution.

41.	QUALIFIED RESERVIST DISTRIBUTIONS (Plan Section 6.18)
	a.	[ ]	Qualified reservist distributions are NOT permitted
	b.	[X]	Qualified reservist distributions are permitted
Special effective date (may be left blank if same as Plan or Restatement Effective Date)
			1.	[X]	1/1/2009 (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than September 12, 2001)

42.	HEART ACT PROVISIONS (Plan Section 6.18)
Continued benefit accruals.
	a.	[X]	Continued benefit accruals will NOT apply
	b.	[ ]	Continued benefit accruals will apply

Special effective date. If this is a PPA restatement and the provision applied other than as of the first day of the 2007 Plan Year, then enter the date such provision was first effective: (leave blank if not applicable)
	c.	[ ]	(may not be earlier than the first day of the 2007 Plan Year)

Distributions for deemed severance of employment
	d.	[ ]	The Plan does NOT permit distributions for deemed severance of employment
	e.	[X]	The Plan permits distributions for deemed severance of employment
Special effective date (may be left blank if same as Plan or Restatement Effective Date)
			1.	[X]	1/1/2010 (if this is a PPA restatement and the provisions were effective prior to the Restatement Effective Date, then enter the date such provisions were first effective; may not be earlier than January 1, 2007)

NONDISCRIMINATION TESTING

43.	HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.41)
Top-Paid Group election and calendar year data election are not used unless selected below (the selections made for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended) (select all that apply; leave blank if none apply):
	a.	[X]	Top-Paid Group election will be used.
	b.	[ ]	Calendar year data election will be used (only applicable to non-calendar year Plan Year).

44.	ADP AND ACP TESTS (Plan Sections 12.4 and 12.6)

	NOTE:		The selections made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended. Also, the prior method will not apply if the Employer uses the discretionary nonelective “ADP test safe harbor contribution” described in Section 12.8(h) or if the Plan is amended during a Plan Year to eliminate an “ADP test safe harbor contribution.”

ADP test. If applicable, the ADP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):
	a.	[ ]	Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(k) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ADP of Nonhighly Compensated Employees for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

ACP test. If applicable, the ACP ratio for NHCEs will be based on the current year ratio unless prior year testing method is selected below (leave blank if current year testing method is being used):
	b.	[ ]	Prior year testing method. The prior year ratio will be used. If this selection is made for the first year the Code §401(m) feature is added to this Plan (unless this Plan is a successor plan), then for the first Plan Year only, the amount taken into account as the ACP of NHCEs for the preceding Plan Year will be the greater of 3% or the actual percentage for the initial Plan Year.

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Volume Submitter 401(k) Profit Sharing Plan

Effective dates. (optional)
	c.	[ ]	Current year testing method. If the current year testing method is currently being used, enter the date it was first effective (used for purposes of applying the five year restriction on amending to the prior year testing method):
			1.	[ ]	ADP test: (may not be selected with 44.a.)
			2.	[ ]	ACP test: (may not be selected with 44.b.)

MISCELLANEOUS

45.	LOANS TO PARTICIPANTS (Plan Section 7.6)
	a.	[ ]	New loans are NOT permitted.
	b.	[X]	New loans are permitted.

	NOTE:		Regardless of whether new loans are permitted, if the Plan permits rollovers, then the Administrator may, in a uniform and nondiscriminatory manner, accept rollovers of loans into this Plan.

46.	ROLLOVERS (Plan Section 4.6) (skip if rollover contributions are NOT selected at 12.f.)
Eligibility. Rollovers may be accepted from all Participants who are Employees as well as the following (select all that apply; leave blank if not applicable):
	a.	[X]	Any Eligible Employee, even prior to meeting eligibility conditions to be a Participant
	b.	[ ]	Participants who are Former Employees

Distributions. When may distributions be made from a Participant’s Rollover Account?
	c.	[X]	At any time
	d.	[ ]	Only when the Participant is otherwise entitled to a distribution under the Plan

47.	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8) (skip if after-tax voluntary Employee contributions NOT selected at Question 12.g.)
Matching after-tax voluntary Employee contributions. There are no Employer matching contributions on after-tax voluntary Employee contributions unless elected below.
	a.	[ ]	After-tax voluntary Employee contributions are aggregated with Elective Deferrals for purposes of applying any matching contributions under the Plan.

PPA TRANSITION RULES

The following questions only apply if this is a PPA restatement (i.e., Question 5.b.1. is selected). If this is not a PPA restatement, then this Plan will not be considered an individually designed plan merely because the following questions are deleted from the Adoption Agreement.

	NOTE:		The following provisions are designed to be left unanswered if the selections do not apply to the Plan.

48.	PRIOR VESTING SCHEDULE FOR EMPLOYER NONELECTIVE PROFIT SHARING CONTRIBUTIONS. The vesting schedule for amounts attributable to Employer Nonelective profit sharing contributions made prior to Plan Years beginning after December 31, 2006, is (leave blank if not applicable):
	a.	[ ]	(enter the vesting schedule that applied prior to the Plan Year beginning in 2007; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

49.	WRERA - RMD WAIVERS FOR 2009 (Plan Section 6.8(f))
Suspension/continuation of RMDs. Unless otherwise elected below, required minimum distributions (RMDs) for 2009 were suspended unless a Participant or Beneficiary elected to receive such distributions:
	a.	[ ]	RMDs for 2009 were suspended for any Participant or Beneficiary who was scheduled to receive his/her first RMD for 2009 or who did not make a continuing election prior to 2009 to receive his/her RMD (unless the Participant or Beneficiary made an election to receive such distribution). RMDs for 2009 were continued for any Participant or Beneficiary who had made a continuing election to receive an RMD prior to 2009 (unless the Participant or Beneficiary made an election to suspend such distribution).
	b.	[ ]	RMDs continued unless otherwise elected by a Participant or Beneficiary.
	c.	[ ]	RMDs continued in accordance with the terms of the Plan (i.e., no election available to Participants or Beneficiaries).
	d.	[ ]	Other:

Direct rollovers. The Plan also treated the following as “eligible rollover distributions” in 2009 (If no election is made, then a “direct rollover” was only offered for “2009 RMDs”):
	e.	[X]	“2009 RMDs” and “Extended 2009 RMDs.”
	f.	[ ]	“2009 RMDs” but only if paid with an additional amount that is an “eligible rollover distribution” without regard to Code §401(a)(9)(H).

50.	NON-SPOUSAL ROLLOVERS (Plan Section 6.15(d)). Non-spousal rollovers are permitted effective for distributions after December 31, 2006 unless an alternative effective date is selected at a. below:
	a.	[X]	Non-spousal rollovers are allowed effective 1/1/2008 (may not be earlier than January 1, 2007 and not later than January 1, 2010; the Plan already provides for non-spousal rollovers effective as of January 1, 2010)

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The adopting Employer may rely on an advisory letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code §401 only to the extent provided in Rev. Proc. 2011-49 or subsequent guidance.

The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to the Plan and in Rev. Proc. 2011-49 or subsequent guidance. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may be used only in conjunction with the Volume Submitter basic Plan document #07. This Adoption Agreement and the basic Plan document will together be known as Digital Retirement Solutions, Inc. Volume Submitter 401(k) Profit Sharing Plan #07-003.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

Digital Retirement Solutions, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. Furthermore, in order to be eligible to receive such notification, the Employer agrees to notify Digital Retirement Solutions, Inc. of any change in address. In addition, this Plan is provided to the Employer either in connection with investment in a product or pursuant to a contract or other arrangement for products and/or services. Upon cessation of such investment in a product or cessation of such contract or arrangement, as applicable, the Employer is no longer considered to be an adopter of this Plan and Digital Retirement Solutions, Inc. no longer has any obligations to the Employer that relate to the adoption of this Plan.

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an advisory letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name:	Andrea Childers, Digital Retirement Solutions

Address:	2420 Trade Centre Avenue

	Longmont	Colorado	80503

Telephone:	303-485-9000

The Employer and Trustee (or Insurer), by executing below, hereby adopt this Plan:

EMPLOYER: Spectrum Pharmaceuticals, Inc.

By:	/s/ Abraham N. Oler	6/29/15
DATE SIGNED

TRUSTEE (OR INSURER):

[ ] The signature of the Trustee or Insurer appears on a separate agreement or Contract,

OR (add additional Trustee signature lines as necessary)

Rajesh C. Shrotriya, M.D. /s/ Rajesh C. Shrotriya, M.D.		5/15/15
TRUSTEE OR INSURER		DATE SIGNED

Earl Falls /s/ Earl Falls		5/15/15
TRUSTEE OR INSURER		DATE SIGNED

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APPENDIX A
SPECIAL EFFECTIVE DATES AND OTHER PERMITTED ELECTIONS

A.	Special effective dates/spin-offs/mergers (the following elections are optional; select any that apply):

a.	[ ]	Employer matching contributions. The Employer matching contribution provisions under Question 28. are effective: .

b.	[ ]	Employer profit sharing contributions. The Employer profit sharing contribution provisions under Questions 29. and 30. are effective: .

c.	[ ]	Distribution elections. The distribution elections under Questions (Choose 34. - 42. as applicable) are effective: .

d.	[ ]	Other special effective date(s): . For periods prior to the specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

e.	[ ]	Spin-off. The Plan was a spin-off from the (enter name of plan), which was originally effective (enter effective date of original plan).

f.	[ ]	Merged plans. The following plan(s) are merged into this Plan (enter applicable information; attach addendum if more than 4 merged plans):
Name of merged plan	Merger date	Original effective date of merged plan

1.

2.

3.

4.

B.	Other permitted elections (the following elections are optional):

	a.	[ ]	No other permitted elections

The following elections apply (select one or more):

	b.	[X]	Deemed 125 compensation (Plan Section 1.40). Deemed 125 compensation will be included in Compensation and 415 Compensation.

	c.	[ ]	Reemployed after five (5) 1-Year Breaks in Service (“rule of parity” provisions) (Plan Section 3.5(d)). The “rule of parity” provisions in Plan Section 3.5(d) will not apply for (select one or both):
			1. [ ]	eligibility purposes
			2. [ ]	vesting purposes

	d.	[ ]	The “one-year hold-out” rule described in Plan Section 3.5(e) will apply to (select one or both):
			1. [ ]	determine eligibility (for all contributions types except Elective Deferrals)
			2. [ ]	determine vesting

	e.	[ ]	Normal form of annuity. If the Plan permits an annuity form of payment (e.g., if 34.f.1., f.2. or g. is selected), instead of a joint and 50% survivor annuity, the normal form of the qualified Joint and Survivor Annuity will be:
			1. [ ]	joint and 100% survivor annuity
			2. [ ]	joint and 75% survivor annuity
			3. [ ]	joint and 66 2/3% survivor annuity

	f.	[ ]	Beneficiary if no beneficiary elected by Participant (Plan Section 6.2(e)). In the event no valid designation of Beneficiary exists, then in lieu of the order set forth in Plan Section 6.2(e), the following order of priority will be used: (specify an order of beneficiaries; e.g., children per stirpes, parents, and then step-children).

	g.	[ ]	Common, collective or pooled trust funds (Plan Sections 7.2(c)(5) and/or 7.3(b)(6)). The name(s) of the common, collective or pooled trust funds available under the Plan is (are): .

	h.	[ ]	“Section 411(d)(6) protected benefits” (Plan Section 8.1(b)). The following are Code §411(d)(6) protected benefits that are preserved under this Plan: (specify the protected benefits and the accrued benefits that are subject to the protected benefits).

	i.	[ ]	Limitation Year (Plan Section 1.50). The Limitation Year for Code §415 purposes will be (must be a consecutive twelve month period) instead of the “determination period” for Compensation.

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j.	[ ]	415 Limits when 2 or more defined contribution plans are maintained (Plan Section 4.4). If any Participant is covered under another qualified defined contribution plan maintained by the Employer or an Affiliated Employer, or if the Employer or an Affiliated Employer maintains a welfare benefit fund, as defined in Code §419(e), or an individual medical account, as defined in Code §415(l)(2), under which amounts are treated as “annual additions” with respect to any Participant in this Plan, then the provisions of Plan Section 4.4(b) will apply unless otherwise specified below:
		1. [ ]	Specify, in a manner that precludes Employer discretion, the method under which the plans will limit total “annual additions” to the “maximum permissible amount” and will properly reduce any “excess amounts”:
.

k.	[ ]	Top-heavy duplications (select one or more)
		1. [ ]	Top-heavy duplications when 2 or more defined contribution plans are maintained (Plan Section 4.3(f)). When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits:
			a. [ ]	The full top-heavy minimum will be provided in each plan.
			b. [ ]	A minimum, non-integrated contribution of 3% of each Non-Key Employee’s 415 Compensation will be provided in the Money Purchase Plan (or other plan subject to Code §412).
			c. [ ]	Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code §415: .

			NOTE:	If b. or c. is selected then (1) an Employer may not rely on the advisory letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

		2. [ ]	Top-heavy duplications when a defined benefit plan is maintained (Plan Section 4.3(i)). When a Non-Key Employee is a Participant in this Plan and a non-frozen defined benefit plan maintained by the Employer that is subject to the top-heavy rules, indicate which method will be utilized to avoid duplication of top-heavy minimum benefits: (select one of a. - d. AND complete e. or select f.)
			a. [ ]	The full top-heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) will not apply).
			b. [ ]	5% defined contribution minimum
			c. [ ]	2% defined benefit minimum will be made in the (enter the name of the other plan)
			d. [ ]	Specify the method under which the plans will provide top-heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions: .
			NOTE:	If b., c., or d. is selected then (1) an Employer may not rely on the advisory letter issued by the Internal Revenue Service with respect to the requirements of Code §416, and (2), if the plans do not benefit the same Participants, the uniformity requirement of the Regulations under Code §401(a)(4) may be violated.

AND, the “present value” (Plan Section 9.2) for top-heavy purposes will be based on:
			e. [ ]	Interest Rate:
Mortality Table:
			f. [ ]	The interest rate and mortality table specified to determine “present value” for top-heavy purposes in the defined benefit plan.
AND, a Participant must be employed on the last day of the Plan Year in order to receive the top-heavy minimum (Plan
Section 4.3(h)) unless elected below.
			g. [ ]	A Participant is not required to be employed by the Employer on the last day of the Plan Year.

l.	[ ]	Recognition of Service with other employers (Plan Sections 1.62 and 1.88). Service with the following employers (in addition to those specified at Question 16) will be recognized as follows (select one or more; if more than 6 employers, attach an addendum to the Adoption Agreement):

		Eligibility	Vesting	Contribution Allocation
1. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]
2. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]
3. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]
4. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]
5. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]

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6. [ ]	Employer name:	a. [ ]	b. [ ]	c. [ ]
Limitations
7. [ ]	The following provisions or limitations apply with respect to the recognition of prior service: (e.g., credit service with X only on/following 1/1/13 or credit all service with entities the Employer acquires after 12/31/12)	a. [ ]	b. [ ]	c. [ ]

m.	[ ]	Other vesting provisions. The following vesting provisions apply to the Plan (select one or more):
		1. [ ]	Special vesting provisions. The following special provisions apply to the vesting provisions of the Plan: (must be definitely determinable, non-discriminatory under Code §401(a)(4) and otherwise satisfy the parameters set forth in Questions 18 and 19 and Plan Section 6.4.; e.g., rather than the schedule specified at Question 18, the 5-year graded schedule applies to amounts merged into the Plan from the XYZ Plan.)
		2. [ ]	Pre-amendment vesting schedule. (Plan Section 6.4(h)). If the vesting schedule has been amended and a different vesting schedule other than the schedule at Question 18 applies to any Participants, then the following provisions apply (must select one of a. - d. AND complete e.):

Applicable Participants. The vesting schedules in Question 18 only apply to:
			a. [ ]	Participants who are Employees as of (enter date).
			b. [ ]	Participants in the Plan who have an Hour of Service on or after (enter date).
			c. [ ]	Participants (even if not an Employee) in the Plan on or after (enter date).
			d. [ ]	Other: (e.g., Participants in division A)

Vesting schedule
e. The schedule that applies to Participants not subject to the vesting schedule in Question 18 is:
				Years (or Periods) of Service	Percentage

%
%
%
%
%
%

		3. [ ]	Prior vesting schedule for Employer matching contributions. The vesting schedule for amounts attributable to Employer matching contributions made prior to Plan Years beginning after December 31, 2001 is: (enter the vesting schedule that applied prior to the Plan Year beginning in 2002; such schedule must satisfy 5-year cliff or 7-year graded and, if applicable, must provide for a top-heavy minimum schedule)

n.	[ ]

Top-heavy vesting schedule (Plan Section 6.4(e)).

Instead of any other vesting schedules set forth in the Plan, if this Plan becomes a Top-Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the elapsed time method is selected) will apply:

		1. [ ]	6 Year Graded: 0-1 year-0%; 2 years-20%; 3 years-40%; 4 years-60%; 5 years-80%; 6 years-100%
		2. [ ]	3 Year Cliff: 0-2 years-0%; 3 years-100%
		3. [ ]	Other - Must be at least as liberal as either 1. or 2. above in each year without switching between the two schedules. (if a different top-heavy schedule applies to different contribution sources, attach an addendum specifying the schedule that applies to each source):
				Years (or Periods) of Service	Percentage

%
%
%
%
%
%
		NOTE:	This Section does not apply to the Account balance of any Participant who does not have an Hour of Service after the Plan has initially become top-heavy. Such Participant’s Vested Account balance will be determined without regard to this Section.

o.	[ ]	Leased Employees (Plan Section 1.49)
		1. [ ]	Offset of contributions to leasing organization plan. The Employer will reduce allocations to this Plan for any Leased Employee to the extent that the leasing organization contributes to or provides benefits

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under a leasing organization plan to or for the Leased Employee and which are attributable to the Leased Employee’s services for the Employer.
	2. [ ]	Disregard one year requirement. The definition of Leased Employee shall be applied by disregarding the requirement of performing services for at least one year, for the following contributions (select a. or all that apply of b.1. - b.3.) (Elective Deferrals include Roth Elective Deferrals, “ADP test safe harbor contributions” (including those made pursuant to a QACA) and SIMPLE 401(k) contributions, after-tax voluntary Employee contributions, and rollover contributions; Matching includes QMACs; and Nonelective Profit Sharing includes QNECs):
		a. [ ]	All contributions
		b. [ ]	The following contributions (select all that apply)
			1. [ ]	Elective Deferrals
			2. [ ]	Matching contributions
			3. [ ]	Nonelective Profit Sharing contributions

p. [ ]	Minimum distribution transitional rules (Plan Section 6.8(e)(5))
	NOTE:	This Section does not apply to (1) a new Plan, (2) an amendment or restatement of an existing Plan that never contained the provisions of Code §401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA), or (3) a Plan where the transition rules below do not affect any current Participants.
The “required beginning date” for a Participant who is not a “five percent (5%) owner” is:
	1. [ ]	April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (pre-SBJPA rules continue to apply)
	2. [ ]	April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both; leave blank if both applied effective as of January 1, 1996):

		a. [ ]	A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of (may not be earlier than January 1, 1996) was allowed to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following apply:
			1. [ ]	N/A (annuity distributions are not permitted)
			2. [ ]	Upon the recommencement of distributions, the original Annuity Starting Date will be retained.
			3. [ ]	Upon the recommencement of distributions, a new Annuity Starting Date is created.

		b. [ ]	A Participant who had not begun receiving required minimum distributions as of (may not be earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) applies to all such Participants unless selected below:
			1. [ ]	The in-service distribution option was eliminated with respect to Participants who attained age 70 1/2 in or after the calendar year that began after the later of (1) December 31, 1998, or (2) the adoption date of the restatement to bring the Plan into compliance with the SBJPA.

q. [ ]	Other spousal provisions (select one or more)
	1. [ ]	One-year marriage rule. For purposes of the Plan, other than for purposes of determining eligible hardship distribution expenses, an individual is treated as Spouse only if such individual was married throughout the one year period ending on the earlier of the Annuity Starting Date or the date of the Participant’s death.
	2. [ ]	Definition of Spouse. The term Spouse includes a spouse under federal law as well as the following:
.
	3. [ ]	Automatic revocation of spousal designation (Plan Section 6.2(f)). The automatic revocation of a spousal Beneficiary designation in the case of divorce does not apply.
	4. [ ]	Timing of QDRO payment. A distribution to an Alternate Payee shall not be permitted prior to the time a Participant would be entitled to a distribution.

r. [ ]	Applicable law. Instead of using the applicable laws set forth in Plan Section 10.4(a), the Plan will be governed by the laws of:
s. [ ]	Total and Permanent Disability. Instead of the definition at Plan Section 1.83, Total and Permanent Disability means: (must be definitely determinable).
t. [ ]	Other Trust provisions (select any that apply)

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		1. [ ]	Special Trustee for collection of contributions. The Employer appoints the following Special Trustee with the responsibility to collect delinquent contributions pursuant to Plan Section 7.1(b):
Name:
Title
a. [ ]

Address and telephone number
			b. [ ]	Use Employer address and telephone number
			c. [ ]	Use address and telephone number below:
Address:
Street

			City	State	Zip

Telephone:
NOTE: The Trustee named above is hereby appointed as a Trustee for the Plan, and is referred to as the Special Trustee. The sole responsibility of the Special Trustee is to collect contributions the Employer owes to the Plan. No other Trustee has any duty to ensure that the contributions received comply with the provisions of the Plan or is obliged to collect any contributions from the Employer. No Trustee, other than the Special Trustee, is obliged to ensure that funds deposited are deposited according to the provisions of the Plan. The Special Trustee must accept its position and agree to its obligations hereunder.

		2. [ ]	Permissible Trust (or Custodian) modifications. The Employer makes the following modifications to the Trust (or Custodial) provisions as permitted under Rev. Proc. 2011-49 (or subsequent IRS guidance) (select one or more of a. - c. below):

		NOTE:	Any elections below must not: (i) conflict with any Plan provision unrelated to the Trust or Trustee; or (ii) cause Plan to violate Code §401(a). In addition, this may not be used to substitute all of the Trust provisions in the Plan.
			a. [ ]	Investments. The Employer amends the Trust provisions relating to Trust investments as follows:

			b. [ ]	Duties. The Employer amends the Trust provisions relating to Trustee (or Custodian) duties as follows:

			c. [ ]	Other administrative provisions. The Employer amends the other administrative provisions of the Trust as follows:

u.	[ ]	Other provisions for matching contributions (select one or more)
		1. [ ]	Match applied to elective deferrals to 403(b) arrangement. In applying any matching contributions in this Plan, elective deferrals to a Code §403(b) arrangement will be aggregated with Elective Deferrals to this Plan.
		2. [ ]	Matching contributions not used to satisfy top-heavy contribution (Plan Section 4.3(j)). Employer matching contributions will NOT be taken into account for purposes of satisfying the minimum contribution requirements of Code §416(c)(2) and the Plan.

v.	[ ]	QACA safe harbor contributions vesting options. The vesting options selected at Question 19 on the Adoption Agreement also apply to the Participant’s Qualified Automatic Contribution Safe Harbor Account unless otherwise selected below (select all that apply):
Excluded service prior to initial Effective Date of Plan or a predecessor plan (as defined in Regulations §1.411(a)-5(b)(3))
		1. [ ]	applies
		2. [ ]	does not apply
Excluded service prior to the computation period in which an Employee has attained age 18
		3. [ ]	applies
		4. [ ]	does not apply

Full vesting upon death
		5. [ ]	applies
		6. [ ]	does not apply
Full vesting upon Total and Permanent Disability
		7. [ ]	applies
		8. [ ]	does not apply

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ADMINISTRATIVE PROCEDURES

The following are optional administrative provisions. The Administrator may implement procedures that override any elections in this Section without a formal Plan amendment. In addition, modifications to these procedures will not affect an Employer’s reliance on the Plan.

A.	Loan limitations. Note: the separate loan program required by the DOL will override any inconsistent selections made below. (complete only if loans to Participants are permitted)
	a.	[X]	Limitations (select one or more; leave blank if none apply):
			1.	[X]	Loans will be treated as Participant directed investments.
			2.	[ ]	Loans will only be made for hardship or financial necessity as defined below (select a. or b.)
					a.	[ ]	hardship reasons specified in Plan Section 12.10
					b.	[ ]	other: (specify financial necessity)
			3.	[X]	The minimum loan will be $ 1000 (may not exceed $1,000).
			4.	[X]	A Participant may only have 1 (e.g., one (1)) loan(s) outstanding at any time.
			5.	[ ]	All outstanding loan balances will become due and payable in their entirety upon severance of employment unless directly rolled over (if otherwise permitted) to another employer’s plan.

			6.	[ ]	Account restrictions. Loans will only be permitted from the following Participant Accounts (select all that apply or leave blank if no limitations apply):
					a.	[ ]	Pre-Tax Elective Deferral Account
					b.	[ ]	Roth Elective Deferral Account
					c.	[ ]	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)
					d.	[ ]	Account attributable to Employer Nonelective profit sharing contributions
					e.	[ ]	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)
					f.	[ ]	Rollover Account
					g.	[ ]	Transfer Account attributable to (select one or both):
							1.	[ ]	non-pension assets
							2.	[ ]	pension assets (e.g., from a money purchase pension plan)
					h.	[ ]	Voluntary Contribution Account
					i.	[ ]	Other:

AND, if loans are restricted to certain Accounts, the limitations of Code §72(p) and the adequate security requirement of the DOL Regulations will be applied:
					j.	[ ]	by determining the limits by only considering the restricted Accounts.
					k.	[ ]	by determining the limits taking into account a Participant’s entire interest in the Plan.

Additional loan provisions (select all that apply; leave blank if none apply)
	b.	[X]	Loan payments. Loans are repaid by (if left blank, then payroll deduction applies unless Participant is not subject to payroll; e.g., partner who only has a draw):
			1.	[X]	payroll deduction
			2.	[ ]	ACH (Automated Clearing House)
			3.	[X]	check
					a.	[ ]	Only for prepayment

	c.	[X]	Interest rate. Loans will be granted at the following interest rate (if left blank, then 3. below applies):
			1.	[X]	2 percentage points over the prime interest rate
			2.	[ ]	%
			3.	[ ]	the Administrator establishes the rate in a nondiscriminatory manner
	d.	[X]	Refinancing. Loan refinancing is allowed.

B.	Life insurance. (Plan Section 7.5)
	a.	[X]	Life insurance may not be purchased.
	b.	[ ]	Life insurance may be purchased…
			1.	[ ]	at the option of the Administrator
			2.	[ ]	at the option of the Participant

Limitations
			3.	[ ]	N/A (no limitations)
			4.	[ ]	The purchase of initial or additional life insurance will be subject to the following limitations (select one or more):
					a.	[ ]	Each initial Contract will have a minimum face amount of $ .
					b.	[ ]	Each additional Contract will have a minimum face amount of $ .
					c.	[ ]	The Participant has completed Years (or Periods) of Service.
					d.	[ ]	The Participant has completed Years (or Periods) of Service while a Participant in the Plan.

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Volume Submitter 401(k) Profit Sharing Plan

				e.	[ ]	The Participant is under age on the Contract issue date.
				f.	[ ]	The maximum amount of all Contracts on behalf of a Participant may not exceed $ .
				g.	[ ]	The maximum face amount of any life insurance Contract will be $ .

C.	Plan expenses and Forfeitures
Plan expenses. Will the Plan assess against an individual Participant’s Account certain Plan expenses that are incurred by, or are attributable to, a particular Participant based on use of a particular Plan service?
	a.	[ ]	No
	b.	[X]	Yes

Use of Forfeitures
Other than Employer matching contributions. Forfeitures of amounts attributable to Employer contributions other than Employer matching contributions will be:
	c.	[ ]	added to any Employer discretionary contribution (e.g., matching or profit sharing) and allocated in the same manner
	d.	[X]	used to reduce any Employer contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)
	e.	[ ]	added to any Employer matching contribution and allocated as an additional matching contribution
	f.	[ ]	allocated to all Participants eligible to share in the allocations of profit sharing contributions or Forfeitures in the same proportion that each Participant’s Compensation for the Plan Year bears to the Compensation of all Participants for such year
	g.	[ ]	other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

Matching contributions. Forfeitures of amounts attributable to Employer matching contributions will be:
	h.	[X]	N/A (same as above or no Employer matching contributions)
	i.	[ ]	used to reduce the Employer matching contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)
	j.	[ ]	added to any Employer matching contribution and allocated as an additional matching contribution
	k.	[ ]	added to any Employer discretionary profit sharing contribution
	l.	[ ]	used to reduce any Employer contribution (other than contributions that must be fully Vested when contributed such as QNECs, QMACs and “ADP test safe harbor” contributions that are not made pursuant to a QACA) (see Note below)
	m.	[ ]	other: (describe the treatment of Forfeitures in a manner that is definitely determinable and not subject to Employer discretion; e.g., Forfeitures attributable to transferred balances from Plan X are allocated as additional discretionary contributions only to former Plan X Participants)

NOTE:	Effective for Plan Years beginning after the Plan Year in which this Plan document is adopted, Forfeitures may not be used to reduce Employer contributions which are required pursuant to the Code to be fully Vested when contributed to the Plan (such as QMACs, QNECs and “ADP test safe harbor contributions” other than QACA “ADP test safe harbor contributions”). The reallocation of Forfeitures could affect the Plan’s top-heavy exemption (see Plan Section 12.8(f)). One approach to avoid this result is to provide for a discretionary matching contribution that satisfies the “ACP test safe harbor” provisions (i.e., select Question 27A.b and select a discretionary matching contribution at Question 28) and then allocate Forfeitures as a matching contribution.

D.	Directed investments (Plan Section 4.10)
	a.	[ ]	Participant directed investments are NOT permitted.
	b.	[X]	Participant directed investments are permitted from the following Participant Accounts:
		1.	[X]	all Accounts
		2.	[ ]	only from the following Accounts (select one or more):
				a.	[ ]	Pre-Tax Elective Deferral Account
				b.	[ ]	Roth Elective Deferral Account
				c.	[ ]	Account(s) attributable to Employer matching contributions (includes matching “ADP test safe harbor contributions”)
				d.	[ ]	Account attributable to Employer Nonelective profit sharing contributions
				e.	[ ]	Qualified Nonelective Contribution Account (includes nonelective “ADP test safe harbor contributions”)
				f.	[ ]	Rollover Account
				g.	[ ]	Transfer Account
				h.	[ ]	Voluntary Contribution Account
				i.	[ ]	Other: (specify Account(s) and conditions in a manner that is definitely determinable and not subject to Employer discretion)

Directed investment options (If directed investments are permitted, select all that apply; leave blank if none apply)
	c.	[X]	ERISA Section 404(c). It is intended that the Plan comply with ERISA Section 404(c) with respect to the Accounts subject to Participant investment directions.
	d.	[ ]	QDIA. Plan will include a qualified default investment alternative.

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E.	Rollover limitations. Will the Plan specify which sources of rollovers will be accepted? (skip if rollover contributions are NOT selected at 12.f.)
	a.	[ ]	No, Administrator determines in operation which sources will be accepted.
	b.	[X]	Yes
Rollover sources. Indicate the sources of rollovers that will be accepted (select one or more)
			1. [X]	Direct rollovers. Plan will accept a direct rollover of an eligible rollover distribution from (select one or more):
				a.	[X]	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), excluding after-tax employee contributions
				b.	[ ]	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan), including after-tax employee contributions
				c.	[X]	a plan described in Code §403(a) (an annuity plan), excluding after-tax employee contributions

				d.	[ ]	a plan described in Code §403(a) (an annuity plan), including after-tax employee contributions
				e.	[X]	a plan described in Code §403(b) (a tax-sheltered annuity), excluding after-tax employee contributions
				f.	[ ]	a plan described in Code §403(b) (a tax-sheltered annuity), including after-tax employee contributions
				g.	[X]	a governmental plan described in Code §457(b) (eligible deferred compensation plan)

				h.	[X]	if this Plan permits Roth Elective Deferrals, a Roth Elective Deferral Account from (select one or more):
						1.	[X]	a qualified plan described in Code §401(a)
						2.	[X]	a plan described in Code §403(b) (a tax-sheltered annuity)

Direct rollovers of Participant loan. The Plan will NOT accept a direct rollover of a Participant loan from another plan unless selected below (leave blank if default applies)
				i.	[ ]	The Plan will accept a direct rollover of a Participant loan
						1.	[ ]	only in the following situation(s): (e.g., only from Participants who were employees of an acquired organization; leave blank if not applicable).

			2. [X]	Participant rollover contributions from other plans (i.e., not via a direct plan-to-plan transfer). The Plan will accept a contribution of an eligible rollover distribution (select one or more):
				a.	[X]	a qualified plan described in Code §401(a) (including a 401(k) plan, profit sharing plan, defined benefit plan, stock bonus plan and money purchase plan)
				b.	[X]	a plan described in Code §403(a) (an annuity plan)
				c.	[X]	a plan described in Code §403(b) (a tax-sheltered annuity)
				d.	[X]	a governmental plan described in Code §457(b) (eligible deferred compensation plan)

			3. [X]	Participant rollover contributions from IRAs: The Plan will accept a rollover contribution of the portion of a distribution from a traditional IRA that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers from Roth IRAs or a Coverdell Education Savings Account (formerly known as an Education IRA) are not permitted because they are not traditional IRAs. A rollover from a SIMPLE IRA is allowed if the amounts are rolled over after the individual has been in the SIMPLE IRA for at least two years.

F.	Elective Deferral procedure. Participants may commence Elective Deferrals on the effective date of participation.
Optional date. Participants may also commence making Elective Deferrals on (leave blank if not applicable):
	a.	[X]	the first day of each month (must be at least once each calendar year)

Elective Deferral modifications. Participants may modify Elective Deferral elections:
	b.	[ ]	as of each payroll period
	c.	[X]	on the first day of each month
	d.	[ ]	on the first day of each Plan Year quarter
	e.	[ ]	on the first day of the Plan Year or the first day of the 7th month of the Plan Year
	f.	[ ]	other: (must be at least once each calendar year)

Irregular pay (e.g., bonuses). Unless the Administrator has implemented separate procedures or selected below, a
Participant is permitted to make a separate Elective Deferral election for irregular pay and the Participant’s existing Elective Deferral election will not apply to such irregular pay.
	g.	[X]	A Participant’s existing Elective Deferral election will apply to irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes) unless the Participant makes a different Elective Deferral election for such irregular pay.

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	h.	[ ]	A Participant is not permitted to make a separate Elective Deferral election for irregular pay and the Participant’s existing Elective Deferral election will apply to such irregular pay (provided such irregular pay is Compensation for Elective Deferral purposes).

Escalation (leave blank if not applicable)
	i.	[ ]	Include option for Participants to elect to automatically escalate an Affirmative Election in accordance with the following:
Escalation amount. A Participant’s Affirmative Election will increase by:
1. [ ] % of Compensation
a. [ ] up to a maximum of % of Compensation (leave blank if no limit)
			2. [ ]	other:
Timing of escalation. The escalation will apply as of:
			3. [ ]	first day of each Plan Year
			4. [ ]	anniversary of date of participation
			5. [ ]	other:

First period of application. Unless selected below, the escalation provision above will apply as of the second period specified above that begins after the period in which the Participant first has contributions made pursuant to a default election.
			6. [ ]	The escalation provision will apply as of the first period after the Participant first has contributions made pursuant to a default election.

Suspended Elective Deferrals. If a Participant’s Elective Deferrals must be suspended pursuant to a provision of the Plan (e.g., due to a hardship distribution or distribution due to military leave covered by the HEART Act), then a Participant is deemed to have made as of the date the suspension period begins, an Affirmative Election to have no Elective Deferrals made to the Plan unless otherwise selected below.
	j.	[ ]	the Participant’s Affirmative Election will resume after the suspension period.
	k.	[ ]	the Participant is deemed to have no Affirmative Election after the suspension period (e.g., for purposes of applying any Automatic Deferral provisions).

Lapse of Affirmative Elections. Affirmative Elections will remain in effect until revoked or modified by a Participant unless selected below.
l.	[ ] Affirmative Elections lapse at the end of each Plan Year.

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Participation Agreement

SPECTRUM PHARMACEUTICALS, INC. 401(K) PLAN

PARTICIPATION AGREEMENT

An Employer, by executing this Participation Agreement, elects to become a Participating Employer in Spectrum Pharmaceuticals, Inc. 401(k) Plan (“Plan”), to continue participation in the Plan or to cease status as a Participating Employer. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Plan as made by the signatory Employer to the execution page of the Adoption Agreement, except as otherwise provided in this Participation Agreement. The Participating Employer also agrees to the signatory Employer’s future amendment or termination of the Plan in accordance with Articles VIII and XI of the Plan. [Note: Each Participating Employer must execute a separate Participation Agreement.]

A.	PARTICIPATING EMPLOYER INFORMATION

	a.	Name:	Allos Therapeutics

	b.	Address:	11080 Circle Point Rd. Suite 200
Street

			Westminster	Colorado	80020
			City	State	Zip

	c.	Telephone:	702-835-6300

d.	Taxpayer Identification Number (TIN):	54-1655029

e.	Fiscal Year:	12/31

B.	PLAN STATUS

	f.	[ ]	New adoption
	g.	[X]	Restatement
	h.	[ ]	Restatement and merger

C.	EFFECTIVE DATE(S) (complete i. if new plan; complete i. AND j. if an amendment and restatement; complete i. - k. if plan is being merged)
	i.	Initial Effective Date of Plan 9/5/2012 (enter month day, year)

Restatement Effective Date. If this is an amendment and restatement, enter effective date of the restatement.
	j.	1/1/2015 (enter month day, year)

Merger. This is a merger into this Plan.
.	k.	Effective date of merger: (enter month day, year)
			1.	Name of plan being merged into this Plan:

Additional Effective Dates
	l.	[ ]	Cessation. The Participating Employer is ceasing its participation in the Plan effective as of: .
	m.	[ ]	Special effective dates: .

D.	ALLOCATION OF CONTRIBUTIONS AND FORFEITURES
Contributions and Forfeitures will be allocated together for Participating Employers (that are Affiliated Employers) unless a selection is made below (select all that apply at n. - p.; leave blank if none apply)
	n.	[ ]	Contributions (other than matching contributions) made by the Participating Employer will only be allocated to Participants employed by such Participating Employer.
	o.	[ ]	The Participating Employer may make a separate matching contribution on behalf of Participants employed by such Participating Employer.
	p.	[ ]	Forfeitures of amounts attributable to a Participating Employer will only be used for the benefit of the Participants of such Participating Employer.

PARTICIPATING EMPLOYER: Allos Therapeutics

By:
DATE SIGNED

SIGNATORY EMPLOYER: Spectrum Pharmaceuticals, Inc.

By:
DATE SIGNED

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